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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A
                   REGISTRATION STATEMENT (NO. 2-27203) UNDER
                           THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.

                        POST-EFFECTIVE AMENDMENT NO. 56

                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                                AMENDMENT NO. 56

                          VANGUARD EXPLORER FUND, INC.
      (EXACT NAME OF REGISTRANT AS SPECIFIED IN ARTICLES OF INCORPORATION)

                     P.O. BOX 1100, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                               CURTIS R. HILLIARD
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:

          on February 23, 1996, pursuant to paragraph (b) of Rule 485.


                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Registration Statement becomes effective.


     THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF SECURITIES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24f-2 OF THE INVESTMENT COMPANY ACT OF 1940. REGISTRANT FILED ITS RULE 24f-2 NOTICE FOR ITS FISCAL YEAR ENDED OCTOBER 31, 1995, WITH THE COMMISSION ON NOVEMBER 17, 1995.


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

                          VANGUARD EXPLORER FUND, INC.

                             CROSS REFERENCE SHEET

                         FORM N-1A
                        ITEM NUMBER                                   LOCATION IN PROSPECTUS
    Item 1.   Cover Page....................................   Cover Page
    Item 2.   Synopsis......................................   Not Applicable
    Item 3.   Condensed Financial Information...............   Financial Highlights; Yield and Total
                                                               Return Disclosure
    Item 4.   General Description of Registrant.............   Investment Objective; Investment
                                                               Policies; General Information; Who
                                                               Should Invest; Investment
                                                               Limitations; Implementation of
                                                               Policies; Performance Record
    Item 5.   Management of the Fund........................   Management of the Fund; The Fund's
                                                               Investment Adviser
    Item 6.   Capital Stocks and Other Securities...........   Opening An Account and Purchasing
                                                               Shares; Selling Your Shares; The
                                                               Fund's Share Price; Dividends,
                                                               Capital Gains and Taxes; General
                                                               Information; When Your Account Will
                                                               Be Credited; Exchanging Shares;
                                                               Transferring Registration
    Item 7.   Purchase of Securities Being Offered..........   Cover Page; Opening An Account and
                                                               Purchasing Shares; Other Vanguard
                                                               Services; When Your Account Will Be
                                                               Credited; Exchanging Shares;
                                                               Transferring Registration
    Item 8.   Redemption or Repurchase......................   Selling Your Shares
    Item 9.   Pending Legal Proceedings.....................   Not Applicable

                         FORM N-1A                                     LOCATION IN STATEMENT
                        ITEM NUMBER                                  OF ADDITIONAL INFORMATION
   Item 10.   Cover Page....................................   Cover Page
   Item 11.   Table of Contents.............................   Cover Page
   Item 12.   General Information and History...............   Investment Objective and Policies
   Item 13.   Investment Objectives and Policies............   Investment Objective and Policies;
                                                               Investment Limitations
   Item 14.   Management of the Fund........................   Investment Advisory Services;
                                                               Directors and Officers
   Item 15.   Control Persons and Principal Holders of
              Securities....................................   Not Applicable
   Item 16.   Investment Advisory and Other Services........   Investment Advisory Services
   Item 17.   Brokerage Allocation..........................   Portfolio Transactions
   Item 18.   Capital Stock and Other Securities............   Financial Statements
   Item 19.   Purchase, Redemption and Pricing of Securities
              Being Offered.................................   Purchase of Shares; Redemption of
                                                               Shares; Financial Statements
   Item 20.   Tax Status....................................   Not Applicable
   Item 21.   Underwriters..................................   Not Applicable
   Item 22.   Calculations of Yield Quotations of Money
              Market Fund...................................   Not Applicable
   Item 23.   Financial Statements..........................   Financial Statements

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[VANGUARD EXPLORER FUND LOGO]                     A Member of The Vanguard Group

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--------------------------------------------------------------------------------


PROSPECTUS -- FEBRUARY 23, 1996

--------------------------------------------------------------------------------

NEW ACCOUNT INFORMATION: INVESTOR INFORMATION DEPARTMENT--1-800-662-7447 (SHIP)
--------------------------------------------------------------------------------

SHAREHOLDER ACCOUNT SERVICES: CLIENT SERVICES DEPARTMENT--1-800-662-2739 (CREW)
--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVE AND
POLICIES Vanguard Explorer Fund, Inc. (the "Fund") is an open-end diversified investment company that seeks to provide long-term growth in capital. The Fund invests primarily in equity securities of small companies deemed to have favorable prospects for growth in market value. Dividend income is expected to be incidental to this objective. There is no assurance that the Fund will achieve its stated objective. Shares of the Fund are neither insured nor guaranteed by any agency of the U.S. Government, including the FDIC.
--------------------------------------------------------------------------------


OPENING AN
ACCOUNT To open a regular (non-retirement) account, please complete and return the Account Registration Form. If you need assistance in completing this Form, please call the Investor Information Department. To open an Individual Retirement Account (IRA), please use a Vanguard IRA Adoption Agreement. To obtain a copy of this form, call 1-800-662-7447, Monday through Friday, from 8:00 a.m. to 9:00 p.m. and Saturday, from 9:00 a.m. to 4:00 p.m. (Eastern time). The minimum initial investment is $3,000 or $1,000 for Uniform Gifts/Transfers to Minors Act accounts. The Fund is offered on a no-load basis (i.e. there are no sales commissions or 12b-1 fees). However, the Fund incurs expenses for investment advisory, management, administrative, and distribution services.

--------------------------------------------------------------------------------


ABOUT THIS
PROSPECTUS            This Prospectus is designed to set forth concisely the
                      information you should know about the Fund before you invest. It should be retained for future reference. A
                      "Statement of Additional Information" containing additional information about the Fund has been filed with the Securities and Exchange Commission. This Statement is dated February 23, 1996, and has been incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to the Fund or by calling the Investor Information Department.

--------------------------------------------------------------------------------


TABLE OF CONTENTS



                                 Page                                       Page                                       Page
Fund Expenses ......................2      Management of the Fund .............8      SHAREHOLDER GUIDE
Financial Highlights ...............2      Investment Advisers ................9      Opening an Account and
Yield and Total Return .............3      Performance Record ................11      Purchasing Shares .................15
        FUND INFORMATION                   Dividends, Capital Gains and               When Your Account Will Be
Investment Objective ...............4        Taxes ...........................11         Credited .......................18
Investment Policies ................4      The Share Price of the                     Selling Your Shares ...............18
Investment Risks ...................5        Fund ............................13      Exchanging Your Shares ............20
Who Should Invest ..................6      General Information ...............13      Important Information about
Implementation of Policies .........6                                                 Telephone Transactions ............22
Investment Limitations .............8                                                 Transferring Registration .........22
                                                                                      Other Vanguard Services ...........23


--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND EXPENSES         The following table illustrates ALL expenses and fees that you would incur as a shareholder of the Fund. The expenses and fees set forth in the table are for the 1995 fiscal year.



                                                  SHAREHOLDER TRANSACTION EXPENSES
                           -------------------------------------------------------------------------------
                           Sales Load Imposed on Purchases......................................      None
                           Sales Load Imposed on Reinvested Dividends...........................      None
                           Redemption Fees......................................................      None
                           Exchange Fees........................................................      None
                                                   ANNUAL FUND OPERATING EXPENSES
                           -------------------------------------------------------------------------------
                           Management & Administrative Expenses.................................     0.36%
                           Investment Advisory Fees.............................................      0.28
                           12b-1 Fees...........................................................      None
                           Other Expenses
                             Distribution Costs........................................    0.02%
                             Miscellaneous Expenses....................................     0.02
                                                                                           -----
                           Total Other Expenses.................................................     0.04%
                                                                                                     -----
                                    TOTAL OPERATING EXPENSES....................................     0.68%
                                                                                                     -----
                                                                                                     -----


                      The purpose of this table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Fund.

                      The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted in the table above, the Fund charges no redemption fees of any kind.


                        1 YEAR       3 YEARS       5 YEARS       10 YEARS
                        ------       -------       -------       --------
                         $  7         $  22         $  38          $ 85


                      THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
--------------------------------------------------------------------------------


FINANCIAL
HIGHLIGHTS            The following financial highlights for a share outstanding throughout each year, insofar as they relate to each of the five years in the period ended October 31, 1995, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the Fund's financial statements and notes thereto which, together with the remaining portions of the Fund's 1995 Annual
                      Report to Shareholders, are incorporated by reference in the Statement of Additional Information and this Prospectus, and which appear, along with the report of Price Waterhouse LLP, in the Fund's 1995 Annual Report to
                      Shareholders. For a more complete discussion of the Fund's performance, please see the Fund's 1995 Annual Report to Shareholders, which may be obtained without charge by writing to the Fund or by calling our Investor Information
                      Department at 1-800-662-7447.

                                                                    YEAR ENDED OCTOBER 31,
                                    --------------------------------------------------------------------------------------
                              1995      1994      1993      1992      1991      1990      1989      1988      1987      1986
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF YEAR..................  $45.99    $49.37    $41.23    $36.75    $22.62    $30.76    $29.64    $25.06    $31.59    $32.56
                             ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
INVESTMENT OPERATIONS
  Net Investment Income....     .24       .16       .14       .15       .26       .31       .39       .27       .09       .02
  Net Realized and
    Unrealized Gain (Loss)
    on Investments.........    7.25      1.77      8.91      4.59     14.21     (7.07)     2.64      6.38     (3.33)      .63
                             ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    TOTAL FROM INVESTMENT
      OPERATIONS...........    7.49      1.93      9.05      4.74     14.47     (6.76)     3.03      6.65     (3.24)      .65
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net
    Investment Income......    (.17)     (.14)     (.13)     (.26)     (.34)     (.37)     (.32)     (.11)     (.02)     (.33)
  Distributions from
    Realized Capital
    Gains..................   (2.26)    (5.17)     (.78)       --        --     (1.01)    (1.59)    (1.96)    (3.27)    (1.29)
                             ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    TOTAL DISTRIBUTIONS....   (2.43)    (5.31)     (.91)     (.26)     (.34)    (1.38)    (1.91)    (2.07)    (3.29)    (1.62)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  YEAR.....................  $51.05    $45.99    $49.37    $41.23    $36.75    $22.62    $30.76    $29.64    $25.06    $31.59
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN...............   17.46%     4.49%    22.28%    12.95%    64.64%   (22.92)%   10.95%    28.73%   (11.42)%    1.98%
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year
  (Millions)...............  $1,476    $1,112      $802      $519      $381      $207      $270      $266      $210      $272
Ratios of Expenses to
  Average Net Assets.......     .68%      .70%      .73%      .69%      .56%      .67%      .58%      .65%      .62%      .76%
Ratio of Net Investment
  Income to Average Net
  Assets...................     .52%      .39%      .32%      .38%      .85%     1.11%     1.24%      .99%      .28%      .05%
Portfolio Turnover Rate....      66%       82%       51%       43%       49%       46%       16%       28%        9%       15%


--------------------------------------------------------------------------------

YIELD AND TOTAL
RETURN From time to time the Fund may advertise its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Fund refers to the average annual compounded rates of return over one-, five- and ten-year periods or over the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.


                      In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "30-day yield" of the Fund is calculated by dividing the net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on the Fund's securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that the net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the Fund to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to an investor's account or the yield reported in the Fund's reports to shareholders. Additionally, the Fund may compare its performance to that of the unmanaged Russell 2000 Stock Index.

--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVE
THE FUND SEEKS TO
PROVIDE LONG-TERM
CAPITAL GROWTH        The objective of the Fund is to provide long-term capital
                      growth by investing primarily in the equity securities of small companies. Dividend income is expected to be incidental to this objective. There is no assurance that the Fund will achieve its stated objective.


                      The investment objective of the Fund is fundamental and so cannot be changed without the approval of a majority of the Fund's shareholders.
--------------------------------------------------------------------------------

INVESTMENT
POLICIES
THE FUND INVESTS IN
SMALL COMPANY STOCKS  The Fund invests primarily in the equity securities of small companies which are deemed to offer favorable prospects for growth in market value. These securities are primarily common stocks but may also include securities convertible into common stocks. The Fund is managed without regard to tax ramifications.

                      Securities purchased by the Fund may be issued by small or unseasoned companies with speculative risk characteristics. Dividend income paid by such securities, if any, will ordinarily be negligible. These securities will generally be traded in established over-the-counter markets, rather than on a national securities exchange.


                      The median market capitalization of the companies included in the Fund -- that is, the median market value of the companies' outstanding shares -- is expected to range from $100 million to $500 million. By comparison, for companies included in the Russell 2000 Stock Index, a benchmark of the market for small company stocks, the median market capitalization is approximately $430 million. The median capitalization of companies in the Standard & Poor's 500 Composite Stock Price Index, a widely used measure of the broad stock market, is approximately $17.2 billion.


                      In addition to investing in the equity securities of small companies, the Fund may purchase stock futures contracts and options to a limited extent, and may invest in certain short-term fixed income securities. The Fund is also authorized to invest, to a limited extent, in foreign and restricted securities, although it does not presently intend to do so. See "Implementation of Policies" for a description of these and other investment practices of the Fund.


                      The Fund is responsible for voting the shares of all securities it holds.


                      These policies are not fundamental and therefore may be changed by the Fund's Board of Directors without shareholder approval. However, shareholders will be notified prior to any material change in the Fund's policies.
--------------------------------------------------------------------------------

INVESTMENT
RISKS
INVESTORS ARE EXPOSED
TO THE MARKET RISK OF
STOCKS As a mutual fund investing primarily in common stocks, the Fund is subject to MARKET RISK -- i.e., the possibility that stock prices in general will decline over short or extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.



                      To illustrate the volatility of stock prices, the following table sets forth the extremes for U.S. stock market returns as well as the average return for the period from 1926 to 1995, as measured by the Standard & Poor's 500 Composite Stock Price Index:



                          AVERAGE ANNUAL U.S. STOCK MARKET RETURNS (1926-1995)
                                       OVER VARIOUS TIME HORIZONS
                                    1 YEAR     5 YEARS     10 YEARS     20 YEARS
                                    ------     -------     --------     --------
                        Best        +53.9%     +23.9%       +20.1%       +16.9%
                        Worst        -43.3      -12.5         -0.9         +3.1
                        Average      +12.5      +10.3        +10.7        +10.7



                      As shown, common stocks have provided annual total returns (capital appreciation plus dividend income) averaging +10.7% for all 10-year periods from 1926 to 1995. The return in individual years has varied from a low of -43.3% to a high of +53.9%, reflecting the short-term volatility of stock prices. Average returns may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year.


SMALL COMPANY STOCKS
MAY EXHIBIT GREATER
VOLATILITY            Small company stocks, which are the Fund's primary
                      investments, have historically been more volatile in price than the stock market as a whole. Among the likely reasons for the greater price volatility of small company stocks are the less certain growth prospects of smaller firms, a low degree of liquidity in the markets for small company stocks, and the small to negligible dividends generally paid by small companies. Besides exhibiting greater volatility, small company stocks have at times fluctuated in value independently of the broad stock market.

                      Investors should therefore expect that small company stocks (and hence the Fund's investments) may be more volatile than the stocks of more established companies. In addition, investors should recognize that small company stocks may rise or fall in value independently of the broad stock market.


THE FUND IS SUBJECT TO
MANAGER RISK          The investment adviser manages the Fund according to the
                      traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgement. MANAGER RISK refers to the possibility that the Fund's investment advisers may fail to execute the Fund's investment strategy effectively. As a result, the Fund may fail to achieve its stated objective.

--------------------------------------------------------------------------------

WHO SHOULD
INVEST
INVESTORS SEEKING
LONG-TERM GROWTH      The Fund is intended for investors who have the
                      perspective, patience and financial ability to assume above-average interim investment risks in pursuit of long-term capital growth. Since a portion of the securities the Fund owns may be considered speculative in nature or unseasoned by traditional investment standards, substantially greater-than-average investment risk is involved. The Fund's share price is expected to be volatile. Because of the risks associated with common stock investments, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Investors who engage in excessive account activity generate additional costs which are borne by all of the Fund's shareholders. In order to minimize such costs, the Fund has adopted the following policies. The
                      Fund reserves the right to reject any purchase request
                      (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Fund has adopted exchange privilege limitations as described in the section
                      "Exchange Privilege Limitations." Finally, the Fund reserves the right to suspend the offering of its shares.

                      No assurance can be given that the Fund will attain its objective or that shareholders will be protected from the risk of loss that is inherent in equity investing. Investors may wish to reduce the potential risk of investing in the Fund by purchasing shares on a periodic basis (dollar-cost averaging) rather than making an investment in one lump sum.

                      The Fund is not intended as a complete investment program. Most investors should maintain diversified holdings of securities with different risk characteristics -- including common stocks, bonds and money market instruments. Investors may also wish to complement an investment in the Fund with other types of common stock investments.
--------------------------------------------------------------------------------

IMPLEMENTATION
OF POLICIES           In addition to investing in the equity securities of small companies, the Fund may use a number of other investment vehicles to achieve its objective.


THE FUND MAY INVEST IN
FOREIGN AND RESTRICTED
OR ILLIQUID STOCKS    The Fund is authorized to invest up to 20% of its assets
                      in foreign securities and may engage in currency transactions with respect to such investments. The Fund is also authorized to invest up to 15% of its assets in restricted or illiquid securities.


THE FUND MAY INVEST
IN SHORT-TERM FIXED
INCOME SECURITIES     Although it normally seeks to remain substantially
                      invested in equity securities, the Fund may invest for temporary purposes in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a temporarily defensive position against potential stock market declines. These securities include: obligations of the United States Government and its agencies or instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.

THE FUND MAY LEND ITS
SECURITIES            The Fund may lend its investment securities to qualified
                      institutional investors for either short-term or long-term purposes of realizing additional income. Loans of securities by the Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities.


THE FUND MAY BORROW
MONEY UNDER UNUSUAL
CIRCUMSTANCES         The Fund may borrow money, subject to the limits set forth on page 8, for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities.


PORTFOLIO TURNOVER WILL
NOT EXCEED 100%       Although it generally seeks to invest for the long term,
                      the Fund retains the right to sell securities irrespective of how long they have been held. It is anticipated that the annual portfolio turnover rate of the Fund will not exceed 100%. A turnover rate of 100% would occur, for example, if all of the securities of the Fund were replaced within one year.


DERIVATIVE
INVESTING             Derivatives are instruments whose values are linked to or
                      derived from an underlying security or index. The most common and conventional types of derivative securities are futures and options.



THE FUND MAY INVEST
IN DERIVATIVE
SECURITIES            The Fund may invest in futures contracts and options, but
                      only to a limited extent. Specifically, the Fund may enter into futures contracts provided that not more than 5% of its assets are required as a futures contract deposit; in addition, the Fund may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of the Fund's assets.



                      Futures contracts and options may be used for several common fund management strategies: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a specific futures contract is priced more attractively than other futures contracts or the underlying security or index.



                      The Fund may use futures contracts for bona fide "hedging" purposes. In executing a hedge, a manager sells, for example, stock index futures to protect against a decline in the stock market. As such, if the market drops, the value of the futures position will rise, thereby offsetting the decline in value of the Fund's stock holdings.



FUTURES CONTRACTS AND
OPTIONS POSE CERTAIN
RISKS The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the stocks held by the Fund and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing in those contracts whose price fluctuations are expected to resemble those of the Fund's underlying securities. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

--------------------------------------------------------------------------------

INVESTMENT
LIMITATIONS
THE FUND HAS ADOPTED
CERTAIN FUNDAMENTAL
LIMITATIONS           The Fund has adopted certain limitations on its investment practices. Specifically, the Fund will not:

                      (a) with respect to 75% of the value of its total assets, purchase the securities of any issuer (except obligations of the United States government and its instrumentalities) if as a result the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer;

                      (b) invest more than 25% of its assets in any one industry; and

                      (c) borrow money except from a bank (or through reverse repurchase agreements) for temporary or emergency (not leveraging) purposes, and then in an amount not exceeding 15% of the value of the Fund's net assets at the time the borrowing is made. Whenever borrowing exceeds 5% of the value of the Fund's net assets, the Fund will not make any additional investments.

                      These investment limitations are considered at the time investment securities are purchased. The limitations described here and in the Statement of Additional Information may be changed only with the approval of a majority of the Fund's shareholders.
--------------------------------------------------------------------------------


MANAGEMENT OF
THE FUND
VANGUARD ADMINISTERS
AND DISTRIBUTES THE
FUND The Fund is a member of The Vanguard Group of Investment Companies, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total assets in excess of $180 billion. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other funds in the Group obtain at cost virtually all of their corporate management, administrative, shareholder accounting and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1995, the average expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard funds amounted to approximately .31% compared to an average of 1.11% for the mutual fund industry (data provided by Lipper Analytical Services).


                      The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Directors. The Directors set broad policies for the Fund and choose its Officers. A list of Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                      Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

                      Vanguard also provides distribution and marketing services to the Vanguard funds. The funds are available on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, each fund bears its share of the Group's distribution costs.
--------------------------------------------------------------------------------


INVESTMENT
ADVISERS
THE FUND EMPLOYS TWO
INVESTMENT MANAGERS   The Fund currently employs two investment advisers:
                      Wellington Management Company ("WMC"), 75 State Street,
                      Boston, MA 02109; and Granahan Investment Management, Inc.
                      ("Granahan"), 275 Wyman Street, Waltham, MA 02154.



                      The proportion of the net assets of the Fund managed by each adviser is established by the Board of Directors, and may be changed in the future as circumstances warrant. Presently, WMC is responsible for approximately 44% of the assets of the Fund, Granahan for approximately 43% of the assets, and approximately 13%, the Fund's remaining net assets, is held in cash. Because the Fund employs two advisers it is possible that the advisers would purchase or sell the same security at the same time. Such a situation might result in increased brokerage costs or adverse tax consequences to the Fund. The Board of Directors monitors portfolio activity in order to minimize any possible adverse consequences.


                      The Fund has entered into investment advisory agreements with both WMC and Granahan which provide that both advisers manage the investment and reinvestment of the Fund's assets and continuously review, supervise and administer the Fund's investment program. The advisers discharge their responsibilities subject to the control of the Officers and Directors of the Fund.


                      WMC is a professional investment advisory firm which globally provides services to investment companies, other institutions and individuals. Among the clients of WMC are more than 10 investment companies of The Vanguard Group. As of December 31, 1995, WMC held investment management authority with respect to more than $108 billion of assets. WMC and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960.



                      Kenneth L. Abrams, Vice President of WMC, serves as portfolio manager of the assets of the Fund assigned to WMC. Mr. Abrams has been employed by WMC for 9 years and has served as portfolio manager for the Fund since February of 1994. In managing the assets of the Fund assigned to WMC, Mr. Abrams is supported by research and other investment services provided by the professional staff of WMC.


                      The Fund pays WMC a basic advisory fee calculated by applying varying percentage rates to the average net assets of the Fund managed by WMC. The basic fee schedule is as follows:

                            NET ASSETS        RATE
                        ------------------    -----
                        First $100 million    0.35%
                        Next $250 million     0.30%
                        Over $350 million     0.25%

                      This basic advisory fee may be increased or decreased by applying an adjustment formula ("incentive/penalty fee") based on WMC's investment performance relative to the investment record of the Russell 2000 Stock Index (the "Russell 2000"), an index of small capitalization common stocks.



                      Granahan is a professional investment advisory firm founded in 1985. As of December 31, 1995, Granahan held discretionary management authority with respect to approximately $813 million in assets. John J. Granahan is portfolio manager of the assets of the Fund assigned to Granahan. Mr. Granahan served as portfolio manager of Explorer II from its inception in June 1985 through its merger with the Fund in February 1990. He also served as portfolio manager of Explorer Fund from January 1972 to September 1979 while employed at WMC.


                      The Fund pays Granahan a basic advisory fee calculated by applying varying percentage rates to the average net assets of the Fund managed by Granahan. The basic fee schedule is as follows:

                            NET ASSETS        RATE
                        ------------------    -----
                        First $50 million     0.45%
                        Next $50 million      0.40%
                        Next $100 million     0.35%
                        Over $200 million     0.25%

                      This basic advisory fee may be increased or decreased by applying an adjustment formula ("incentive/penalty fee") based on Granahan's investment performance relative to the Russell 2000, an index of small capitalization common stocks.


                      For the fiscal year ended October 31, 1995, the aggregate investment advisory fees paid by the Fund to WMC and Granahan represented an effective annual base rate of .27 of 1% of average net assets before an increase of $25,000 based on performance. The investment advisory fees paid by the Fund for this period to WMC represented an effective annual rate of .28 of 1% of the average net assets managed by WMC and the investment advisory fees paid to Granahan represented an effective annual rate of .30 of 1% of the average net assets managed by Granahan.


                      The investment advisory agreements with WMC and Granahan authorize the advisers to select brokers or dealers to execute purchases and sales of the Fund's portfolio securities, and direct the advisers to use their best efforts to obtain the best available price and most favorable execution with respect to all transactions. The full range and quality of brokerage services available are considered in making these determinations.

                      The Fund has authorized WMC and Granahan to pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution, provided the advisers believe this to be in the best interest of the Fund. Although the Fund does not market its shares through intermediary brokers or dealers, the Fund may place orders with qualified broker-dealers who recommend the Fund to clients if the Officers of the Fund believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

                      The Fund's Board of Directors may, without the approval of shareholders, provide for: (a) the employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser; (b) a change in the terms of an advisory agreement; and (c) the continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser. Any such change will only be made upon not less than 30 days prior written notice to shareholders of the Fund which shall include substantially the information concerning the adviser that would have normally been included in a proxy statement.

--------------------------------------------------------------------------------


PERFORMANCE
RECORD The table in this section provides investment results for the Fund over several periods. The results represent the Fund's "total return" investment performance, which assumes the reinvestment of all capital gains and income dividends for the indicated periods. Also included is comparative information on the unmanaged Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of stock market activity; the Russell 2000 Stock Index, an index of small company stocks; and the Consumer Price Index, a statistical measure of changes in the prices of goods and services. The table does not make any allowance for federal, state or local income taxes, which shareholders must pay on a current basis.


                      The results shown should not be considered a representation of the total return from an investment made in the Fund today. This information is provided to help investors better understand the Fund and may not provide a basis for comparison with other investments or mutual funds which use a different method to calculate performance.


                                                        ANNUAL AVERAGE PERCENTAGE CHANGE
                                 FISCAL         EXPLORER     S&P 500     RUSSELL      CONSUMER
                             ENDED 10/31/95       FUND        INDEX       2000       PRICE INDEX
                             ---------------    --------     -------     -------     -----------
                             3 Years              +14.5%      +14.7%      +16.0%         +2.7%
                             5 Years              +22.8       +17.2       +22.1          +2.8
                             10 Years             +10.7       +15.4       +11.8          +3.5
                             Lifetime*            + 9.0       +10.9         N/A          +5.6
                             *December 11, 1967, to October 31, 1995. Data for the Consumer
                              Price Index begins December 31, 1967.


--------------------------------------------------------------------------------

DIVIDENDS,
CAPITAL GAINS
AND TAXES
THE FUND DISTRIBUTES
DIVIDENDS AND CAPITAL
GAINS ANNUALLY        The Fund expects to pay dividends annually from ordinary
                      income. Net capital gains distributions, if any, will be made annually.

                      In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

                      Dividend and capital gains distributions may be automatically reinvested or received in cash. See "Choosing a Distribution Option" for a description of these methods.

                      The Fund intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders. Dividends paid by the Fund from net investment income, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income.

                      For corporate investors, dividends from net investment income will generally qualify in part for the intercorporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate taxable qualifying dividend income received by the Fund from domestic (U.S.) sources.

                      Distributions paid by the Fund from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Fund. Capital gains distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year. The Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year; there will be no capital gains distributions in years when the Fund realizes net capital losses.

                      Note that if you elect to receive capital gains distributions in cash, instead of reinvesting them in additional shares, you are in effect reducing the capital at work for you in the Fund. Also, keep in mind that if you purchase shares in the Fund shortly before the record date for a dividend or capital gains distribution, a portion of your investment will be returned to you as a taxable distribution, regardless of whether you are reinvesting your distributions or receiving them in cash.

                      The Fund will notify you annually as to the tax status of its dividend and capital gains distributions.

A CAPITAL GAIN OR LOSS
MAY BE REALIZED UPON
EXCHANGE OR
REDEMPTION            A sale of shares of the Fund is a taxable event and may
                      result in a capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two portfolios of a mutual fund).

                      Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

                      The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Social Security or Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

                      The Fund has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania and does business and maintains an office in that state. In the opinion of counsel, the shares of the Fund are exempt from Pennsylvania personal property taxes.

                      The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund. The Fund is managed without regard to tax ramifications.
--------------------------------------------------------------------------------

THE SHARE PRICE
OF THE FUND           The Fund's share price or "net asset value" per share is
                      determined by dividing the total assets of the Fund, less all liabilities, by the total number of shares outstanding. The net asset value is calculated at the close of regular trading (generally 4:00 p.m. Eastern time) each day the New York Stock Exchange is open for trading.


                      Portfolio securities that are listed on an exchange are valued at the latest quoted sales prices. Securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities not listed on an exchange are valued at the latest quoted bid price. Short-term instruments (those with remaining maturities of 60 days or less) are valued at cost, plus or minus any amortized discount or premium, which approximates market values. The Fund values foreign securities using the latest quoted share price or, if necessary, the security's broadest and most representative market value. All prices of listed securities are taken from the exchange where the security is primarily traded. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security but take into account institutional-size transactions in similar groups of securities as well as any developments related to specific securities. Other assets and securities for which market quotations are not readily available or which are restricted as to sale are valued by such methods as the Board of Directors deems in good faith to reflect fair value.



                      The Fund's price per share can be found daily in the mutual fund section of most major newspapers under the heading of Vanguard.

--------------------------------------------------------------------------------


GENERAL
INFORMATION           Vanguard Explorer Fund, Inc., formerly known as Explorer
                      Fund, Inc., is a Maryland corporation. On February 28,
                      1990, the Fund acquired the assets of Explorer II, Inc., an investment company that was a member of The Vanguard
                      Group and that had investment objectives and policies similar to those of the Fund. Also, on that date the Fund retained Granahan Investment Management Inc., the original investment adviser to Explorer II, Inc., as an additional investment adviser.


                      The authorized capital stock of the Fund consists of 100,000,000 shares at the par value of $.001 each. The Board of Directors has the power to designate one or more classes ("Portfolios") of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios. Currently the Fund is offering one class of shares.

                      Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director or Directors of the Fund if requested in writing by the holders of not less than 10% of the Fund.

                      The shares of the Fund are fully paid and nonassessable; have no preferences as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Such shares have noncumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose.


                      All securities and cash are held by State Street Bank and Trust Company, Boston, MA. CoreStates Bank, N.A., holds daily cash balances of the Fund which are used to invest in repurchase agreements or securities acquired in these transactions. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP, serves as independent accountants for the Fund and audits its financial statements annually. The Fund is not involved in any litigation.

--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE


OPENING AN
ACCOUNT AND
PURCHASING
SHARES You may open a regular (non-retirement) account, either by mail or wire. Simply complete and return an Account Registration Form and any required legal documentation, indicating the amount you wish to invest. Your purchase must be equal to or greater than the $3,000 minimum initial investment requirement ($1,000 for Uniform Gifts/Transfers to Minors Act accounts). You must open a new Individual Retirement Account by mail (IRAs may not be opened by wire) using a Vanguard IRA Adoption Agreement. Your purchase must be equal to or greater than the $1,000 minimum initial investment requirement, but no more than $2,000 if you are making a regular IRA contribution. Rollover contributions are generally limited to the amount withdrawn within the past 60 days from an IRA or other qualified Retirement Plan. If you need assistance with the forms or have any questions about this Fund, please call our Investor Information Department at 1-800-662-7447.
                      Note: For other types of account registrations (e.g., corporations, associations, other organizations, trusts or powers of attorney), please call us to determine which additional forms you may need.



                      The Fund's shares are purchased at the next-determined net asset value after your investment has been received. The Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).



PURCHASE
RESTRICTIONS          1) Because of the risks associated with common stock
                         investments, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Consequently the Fund reserves the right to reject any specific purchase (and exchange purchase) request. The Fund also reserves the right to suspend the offering of shares for a period of time.



                      2) Vanguard will not accept third-party checks to purchase shares of the Fund. Please be sure your purchase check is made payable to The Vanguard Group.


ADDITIONAL
INVESTMENTS           Subsequent investments to regular accounts may be made by
                      mail ($100 minimum), wire ($1,000 minimum), exchange from
                      another Vanguard Fund account, or Vanguard Fund Express.
                      Subsequent investments to Individual Retirement Accounts
                      may be made by mail ($100 minimum) or exchange from
                      another Vanguard Fund account. In some instances,
                      contributions may be made by wire or Vanguard Fund
                      Express. Please call us for more information on these
                      options.
--------------------------------------------------------------------------------

                                                                    ADDITIONAL INVESTMENTS
                          NEW ACCOUNT                               TO EXISTING ACCOUNTS
PURCHASING BY MAIL        Please include the amount of              Additional investments should
Complete and sign the     your initial investment on the            include the Invest-by-Mail
enclosed Account          registration form, make your              remittance form attached to your
Registration Form         check payable to The Vanguard             Fund confirmation statements.
                          Group-24, and mail to:                    Please make your check payable
                                                                    to The Vanguard Group-24, write
                          VANGUARD FINANCIAL CENTER                 your account number on your
                          P.O. BOX 2600                             check and, using the return
                          VALLEY FORGE, PA 19482                    envelope provided, mail to the
                                                                    address indicated on the Invest-
                                                                    by-Mail Form.
For express or            VANGUARD FINANCIAL CENTER                 All written requests should be
registered mail,          455 DEVON PARK DRIVE                      mailed to one of the addresses
send to:                  WAYNE, PA 19087                           indicated for new accounts. Do
                                                                    not send registered or express
                                                                    mail to the post office box
                                                                    address.
                          --------------------------------
PURCHASING BY WIRE                          CORESTATES BANK, N.A.
Money should be                             ABA 031000011
wired to:                                   CORESTATES NO. 0101 9897
                                            ATTN VANGUARD
BEFORE WIRING                               VANGUARD EXPLORER FUND
Please contact                              ACCOUNT NUMBER
Client Services                             ACCOUNT REGISTRATION
(1-800-662-2739)


                      To assure proper receipt, please be sure your bank includes the name of the Fund selected, the account number Vanguard has assigned to you and the eight-digit CoreStates number. If you are opening a new account, please complete the Account Registration Form and mail it to the "New Account" address above after completing your wire arrangement. Note: Federal Funds wire purchase orders will be accepted only when the Fund and Custodian Bank are open for business.

--------------------------------------------------------------------------------

PURCHASING BY
EXCHANGE (from a
Vanguard account)     You may open a new account or purchase additional shares
                      by making an exchange from an existing Vanguard Fund
                      account. However, the Fund reserves the right to refuse
                      any exchange purchase request. Call our Client Services
                      Department at 1-800-662-2739 for more information. The new account will have the same registration as the existing
                      account.
--------------------------------------------------------------------------------

PURCHASING BY
FUND EXPRESS
Special Purchase and
Automatic Investment  The Fund Express Special Purchase option lets you move money from your bank account to your Vanguard account on an "as needed" basis. Or if you choose the Automatic Investment option, money will be moved automatically from your bank account to your Vanguard account on the schedule (monthly, bimonthly [every other month], quarterly or yearly) you select. To establish these Fund Express options, please provide the appropriate information on the Account Registration

                      Form. We will send you a confirmation of your Fund Express service; please wait three weeks before using the service.
--------------------------------------------------------------------------------

CHOOSING A
DISTRIBUTION
OPTION                You must select one of three distribution options:

                      1. AUTOMATIC REINVESTMENT OPTION -- Both dividends and
                         capital gains distributions will be reinvested in additional Fund shares. This option will be selected for you automatically unless you specify one of the other options.

                      2. CASH DIVIDEND OPTION -- Your dividends will be paid in
                         cash and your capital gains will be reinvested in additional Fund shares.

                      3. ALL CASH OPTION -- Both dividend and capital gains
                         distributions will be paid in cash.

                      You may change your option by calling our Client Services Department (1-800-662-2739).

                      In addition, an option to invest your cash dividends and/or capital gains distributions in another Vanguard Fund account is available. Please call our Client Services Department (1-800-662-2739) for information. You may also elect Vanguard Dividend Express which allows you to transfer your cash dividends and/or capital gains distributions automatically to your bank account. Please see "Other Vanguard Services" for more information.
--------------------------------------------------------------------------------

TAX CAUTION
INVESTORS SHOULD ASK
ABOUT THE TIMING OF
CAPITAL GAINS AND
DIVIDEND DISTRIBUTIONS
BEFORE INVESTING      Under Federal tax laws, the Fund is required to distribute net capital gains and dividend income to Fund shareholders. These distributions are made to all shareholders who own Fund shares as of the distribution's record date, regardless of how long the shares have been owned. Purchasing shares just prior to the record date could have a significant impact on your tax liability for the year. For example, if you purchase shares immediately prior to the record date of a sizable capital gain or income dividend distribution, you will be assessed taxes on the amount of the capital gain and/or dividend distribution later paid even though you owned the Fund shares for just a short period of time. (Taxes are due on the distributions even if the dividend or gain is reinvested in additional Fund shares.) While the total value of your investment will be the same after the distribution -- the amount of the distribution will offset the drop in the net asset value of the shares -- you should be aware of the tax implications the timing of your purchase may have.

                      Prospective investors should, therefore, inquire about potential distributions before investing. The Fund's annual dividend and capital gains distributions normally occur in December. For additional information on distributions and taxes, see the section titled "Dividends, Capital Gains and Taxes."
--------------------------------------------------------------------------------

IMPORTANT
ACCOUNT
INFORMATION
OPTIONAL SERVICES     The easiest way to establish optional Vanguard services on your account is to select the options you desire when you complete your Account Registration Form. IF YOU WISH TO
                      ESTABLISH ADDITIONAL SHAREHOLDER OPTIONS FOR YOUR ACCOUNT,
                      YOU MAY NEED TO PROVIDE VANGUARD WITH ADDITIONAL
                      INFORMATION AND A SIGNATURE GUARANTEE. PLEASE CALL OUR
                      CLIENT SERVICES DEPARTMENT (1-800-662-2739) FOR FURTHER
                      ASSISTANCE.

SIGNATURE GUARANTEES  For our mutual protection, we may require a signature guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature and may be obtained from banks, brokers and any other guarantor that Vanguard deems acceptable. A SIGNATURE GUARANTEE CANNOT BE PROVIDED BY A NOTARY PUBLIC.

CERTIFICATES          Share certificates will be issued upon request. If a
                      certificate is lost, you may incur an expense to replace it.

BROKER/DEALER
PURCHASES             If you purchase shares in Vanguard Funds through a
                      registered broker-dealer or investment adviser, the broker-dealer or adviser may charge a service fee.

CANCELLING TRADES     The Fund will not cancel any trade (e.g., purchase,
                      redemption or exchange) believed to be authentic, received in writing or by telephone, once the trade has been received.


ELECTRONIC
PROSPECTUS
DELIVERY If you would prefer to receive a prospectus for the Fund or any of the Vanguard Funds in an electronic format, please call 1-800-231-7870 for additional information. If you elect to do so, you may also receive a paper copy of the prospectus by calling 1-800-662-7447.

--------------------------------------------------------------------------------


WHEN YOUR
ACCOUNT WILL BE
CREDITED Your trade date is the date on which your account is credited. If your purchase is made by check, Federal Funds wire, or exchange, and is received by the regular close of the New York Stock Exchange (generally 4:00 p.m. Eastern time), your trade date is the day of receipt. If your purchase is received after the close of the Exchange, your trade date is the next business day. Your shares are purchased at the net asset value determined on your trade date.


                      In order to prevent lengthy processing delays caused by the clearing of foreign checks, Vanguard will only accept a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a U.S. correspondent bank. The name of the U.S. correspondent bank must be printed on the face of the foreign check.
--------------------------------------------------------------------------------


SELLING YOUR
SHARES You may withdraw any portion of the funds in your account by redeeming shares at any time (see Important Redemption Information). You generally may initiate a request by writing or by telephoning. Your redemption proceeds are normally mailed within two business days after the receipt of the request in Good Order.

SELLING BY MAIL       Requests should be mailed to VANGUARD FINANCIAL CENTER,
                      VANGUARD EXPLORER FUND, P.O. BOX 1120, VALLEY FORGE, PA
                      19482. (For express or registered mail, send your request to Vanguard Financial Center, Vanguard Explorer Fund, 455
                      Devon Park Drive, Wayne, PA 19087.)

                      The redemption price of shares will be the Fund's net asset value next determined after Vanguard has received all required documents in Good Order.
--------------------------------------------------------------------------------

DEFINITION OF
GOOD ORDER            GOOD ORDER means that the request includes the following:

                      1. The account number and Fund name.
                      2. The amount of the transaction (specified in dollars or
                         shares).
                      3. Signatures of all owners EXACTLY as they are registered on the account.
                      4. Any required signature guarantees.
                      5. Other supporting legal documentation that might be
                         required in the case of estates, corporations, trusts, and certain other accounts.
                      6. Any certificates that you hold for the account.

                      IF YOU HAVE QUESTIONS ABOUT THIS DEFINITION AS IT PERTAINS TO YOUR REQUEST, PLEASE CALL OUR CLIENT SERVICES DEPARTMENT AT 1-800-662-2739.
--------------------------------------------------------------------------------


SELLING BY TELEPHONE  To sell shares by telephone, you or your pre-authorized representative may call our Client Services Department at 1-800-662-2739. The proceeds will be sent to you by mail. PLEASE NOTE: As a protection against fraud, your telephone mail redemption privilege will be suspended for 10 calendar days following any expedited address change to your account. An expedited address change is one that is made by telephone, by Vanguard Online or, in writing, without the signatures of all account owners. Please see "Important Information About Telephone Transactions."

--------------------------------------------------------------------------------

SELLING BY
FUND EXPRESS
Automatic Withdrawal
& Special Redemption  With the Fund Express Automatic Withdrawal option, money will be automatically moved from your Vanguard Fund account to your bank account according to the schedule you have selected. The Special Redemption option lets you move money from your Vanguard account to your bank account on an "as needed" basis. To establish these Fund Express options, please provide the appropriate information on the Account Registration Form. We will send you a confirmation of your Fund Express service; please wait three weeks before using the service.
--------------------------------------------------------------------------------

SELLING BY EXCHANGE   You may sell shares of the Fund by making an exchange into another Vanguard Fund account. Please see "Exchanging Your
                      Shares" for details.
--------------------------------------------------------------------------------

IMPORTANT
REDEMPTION
INFORMATION           Shares purchased by check or Fund Express may be redeemed
                      at any time. However, your redemption proceeds will not be paid until payment for the purchase is collected, which
                      may take up to ten calendar days.
--------------------------------------------------------------------------------

DELIVERY OF
REDEMPTION PROCEEDS   Redemption requests received by telephone prior to the
                      regular close of the New York Stock Exchange (generally,
                      4:00 p.m. Eastern time), are processed on the day of receipt and the redemption proceeds are normally sent on the following business day.

                      Redemption requests received by telephone after the close of the Exchange are processed on the business day following receipt and the proceeds are normally sent on the second business day following receipt.


                      All unpaid dividend and capital gains distributions credited to your account up to the date of redemption will be included in the redemption check. Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order, except as otherwise provided above in "Important Redemption Information."


                      If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Vanguard in Good Order. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time.

                      The Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed, or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

                      If the Board of Directors determines that it would be detrimental to the best interests of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.
--------------------------------------------------------------------------------


VANGUARD'S AVERAGE
COST STATEMENT        If you make a redemption from a qualifying account,
                      Vanguard will send you an Average Cost Statement which provides you with the tax basis of the shares you redeemed. Please see "Statements and Reports" for additional information.

--------------------------------------------------------------------------------


LOW BALANCE FEE AND
MINIMUM ACCOUNT
BALANCE REQUIREMENT   Due to the relatively high cost of maintaining smaller
                      accounts, the Fund will automatically deduct a $10 annual fee from non-retirement accounts with balances falling below $2,500 ($1,000 for Uniform Gifts/Transfers to Minors
                      Act accounts). This fee deduction will occur mid-year, beginning in 1996. The fee generally will be waived for investors whose aggregate Vanguard assets exceed $50,000.



                      In addition, the Fund reserves the right to liquidate any non-retirement account that is below the minimum initial investment amount of $3,000. If at any time the total investment does not have a value of at least $3,000, you may be notified that your account is below the Fund's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the shareholder.



                      Vanguard will not liquidate your account if it has fallen below $3,000 solely as a result of declining markets (i.e., a decline in a Fund's net asset value.)

--------------------------------------------------------------------------------

EXCHANGING YOUR
SHARES Should your investment goals change, you may exchange your shares of Vanguard Explorer Fund for those of other available Vanguard Funds. Exchanges to or from Vanguard Explorer Fund may be made by mail or by telephone.
--------------------------------------------------------------------------------

EXCHANGING BY
TELEPHONE
Call Client Services
(1-800-662-2739)      When exchanging shares by telephone, please have ready the
                      Fund name, account number, Social Security number or
                      Employer Identification number listed on the account, and
                      the exact name and address in which the account is
                      registered. Requests for telephone exchanges received
                      prior to the close of trading on the New York Stock
                      Exchange (generally 4:00 p.m. Eastern time) are processed
                      at the close of business that same day. Requests received
                      after the close of regular trading on the Exchange are
                      processed the next business day. TELEPHONE EXCHANGES ARE
                      NOT ACCEPTED INTO OR FROM VANGUARD BALANCED INDEX FUND,
                      VANGUARD INDEX TRUST, VANGUARD INTERNATIONAL EQUITY INDEX
                      FUND AND VANGUARD QUANTITATIVE PORTFOLIOS. If you
                      experience difficulty in making a telephone exchange, your exchange request may be made by regular or express mail,
                      and it will be implemented at the closing net asset value
                      on the date received by Vanguard provided the request is
                      received in Good Order.
--------------------------------------------------------------------------------

EXCHANGING BY MAIL    Please be sure to include on your exchange request the
                      name and account number of your current Fund, the name of
                      the Fund you wish to exchange into, the amount you wish to exchange, and the signatures of all registered account
                      holders. Send your request to VANGUARD FINANCIAL CENTER,
                      VANGUARD EXPLORER FUND, P.O. BOX 1120, VALLEY FORGE, PA
                      19482. (For express or registered mail, send your request
                      to Vanguard Financial Center, Vanguard Explorer Fund, 455
                      Devon Park Drive, Wayne, PA 19087.)
--------------------------------------------------------------------------------

IMPORTANT EXCHANGE
INFORMATION           Before you make an exchange, you should consider the
                      following:

                      - Please read the Fund's prospectus before making an
                        exchange. For a copy and for answers to any questions you may have, call our Investor Information Department (1-800-662-7447).

                      - An exchange is treated as a redemption and a purchase;
                        therefore, you could realize a taxable gain or loss on the transaction.

                      - Exchanges are accepted only if the registrations and the
                        Taxpayer Identification numbers of the two accounts are identical.

                      - The shares to be exchanged must be on deposit and not
                        held in certificate form.


                      - New accounts are not currently accepted in
                        Vanguard/Windsor Fund or Vanguard/PRIMECAP Fund.


                      - The redemption price of shares redeemed by exchange is
                        the net asset value next determined after Vanguard has received the required documentation in Good Order.

                      - When opening a new account by exchange, you must meet
                        the minimum investment requirement of the new Fund.

                      Every effort will be made to maintain the exchange privilege. However, the Fund reserves the right to revise or terminate its provisions and limit the amount of or reject any exchange, as deemed necessary, at any time.

                      The exchange privilege is only available in states in which the shares of the Fund are registered for sale. The Fund's shares are currently registered for sale in all 50 states and the Fund intends to maintain such registration.
--------------------------------------------------------------------------------

EXCHANGE
PRIVILEGE
LIMITATIONS           The Fund's exchange privilege is not intended to afford
                      shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transaction costs, the Fund has established a policy of limiting excessive exchange activity.

                      Exchange activity generally will not be deemed excessive if limited to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (AT LEAST 30 DAYS APART) from the Fund during any twelve month period. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management.
--------------------------------------------------------------------------------

IMPORTANT
INFORMATION
ABOUT TELEPHONE
TRANSACTIONS          The ability to initiate redemptions (except wire
                      redemptions) and exchanges by telephone is automatically established on your account unless you request in writing that telephone transactions on your account not be permitted.

                      To protect your account from losses resulting from unauthorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:

                      1. SECURITY CHECK.  To request a transaction by telephone, the caller must know (i) the name of the Portfolio;
                         (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and (iv) the Social Security or Taxpayer Identification number listed on the account.

                      2. PAYMENT POLICY.  The proceeds of any telephone
                         redemption made by mail will be made payable to the registered shareowner and mailed to the address of record, only.


                      Neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed. Vanguard believes that the security procedures described above are reasonable, and that if such procedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account. If Vanguard fails to follow reasonable security procedures, it may be liable for any losses resulting from unauthorized or fraudulent telephone transactions on your account.

--------------------------------------------------------------------------------

TRANSFERRING
REGISTRATION          You may transfer the registration of any of your Fund
                      shares to another person by completing a transfer form and sending it to: VANGUARD FINANCIAL CENTER, P.O. BOX 1110,
                      VALLEY FORGE, PA 19482. The request must be in Good Order.
                      BEFORE MAILING YOUR REQUEST, PLEASE CALL OUR CLIENT
                      SERVICES DEPARTMENT (1-800-662-2739) FOR FULL
                      INSTRUCTIONS.
--------------------------------------------------------------------------------

STATEMENTS AND
REPORTS Vanguard will send you a confirmation statement each time you initiate a transaction in your account (except for checkwriting redemptions from Vanguard money market accounts). You will also receive a comprehensive account statement at the end of each calendar quarter. The fourth-quarter statement will be a year-end statement, listing all transaction activity for the entire calendar year.


                      Vanguard's Average Cost Statement provides you with the average cost of shares redeemed from your account, using the average cost single category method. This service is available for most taxable accounts opened since January 1, 1986. In general, investors who redeemed shares from a qualifying Vanguard account may expect to receive an Average Cost Statement along with their Portfolio Summary Statements. Please call our Client Services Department (1-800-662-2739) for information.



                      Financial reports on the Fund will be mailed to you semi-annually, according to the Fund's fiscal year-end.

--------------------------------------------------------------------------------


OTHER VANGUARD
SERVICES For more information about any of these services, please call our Investor Information Department at 1-800-662-7447.


VANGUARD DIRECT
DEPOSIT SERVICE       With Vanguard's Direct Deposit Service, most U.S.
                      Government checks (including Social Security and military pension checks) and private payroll checks may be automatically deposited into your Vanguard Fund account.
                      Separate brochures and forms are available for direct deposit of U.S. Government and private payroll checks.

VANGUARD AUTOMATIC
EXCHANGE SERVICE      Vanguard's Automatic Exchange Service allows you to move
                      money automatically among your Vanguard Fund accounts. For instance, the service can be used to "dollar cost average" from a money market portfolio into a stock or bond fund or to contribute to an IRA or other retirement plan. Please contact our Client Services Department at 1-800-662-2739 for additional information.

VANGUARD FUND
EXPRESS Vanguard's Fund Express allows you to transfer money between your Fund account and your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Fund Express application.


                      Special rules govern how your Fund Express purchases or redemptions are credited to your account. In addition, some services of Fund Express cannot be used with specific Vanguard Funds. For more information, please refer to the Vanguard Fund Express brochure.



VANGUARD DIVIDEND
EXPRESS Vanguard's Dividend Express allows you to transfer your dividends and/or capital gains distributions automatically from your Fund account, one business day after the Fund's payable date, to your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Vanguard Dividend Express application.

VANGUARD
TELE-ACCOUNT          Vanguard's Tele-Account is a convenient, automated service that provides share price, price change and yield
                      quotations on Vanguard Funds through any TouchToneTM
                      telephone. This service also lets you obtain information
                      about your account balance, your last transaction, and
                      your most recent dividend or capital gains payment. To
                      contact Vanguard's Tele-Account service, dial
                      1-800-ON-BOARD (1-800-662-6273). A brochure offering
                      detailed operating instructions is available from the
                      Investor Information Department (1-800-662-7447).
--------------------------------------------------------------------------------

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

[VANGUARD EXPLORER FUND LOGO]                  [VANGUARD EXPLORER FUND LOGO]
--------------------------

THE VANGUARD GROUP                         P   R   O   S   P   E   C   T   U   S
  OF INVESTMENT
  COMPANIES                                            FEBRUARY 23, 1996
Vanguard Financial Center
P.O. Box 2600
Valley Forge, PA 19482


INVESTOR INFORMATION
DEPARTMENT:
1-800-662-7447 (SHIP)

CLIENT SERVICES
DEPARTMENT:
1-800-662-2739 (CREW)


TELE-ACCOUNT FOR
24-HOUR ACCESS:
1-800-662-6273 (ON-BOARD)


TELECOMMUNICATION SERVICE
FOR THE HEARING-IMPAIRED:
1-800-662-2738

TRANSFER AGENT:
The Vanguard Group, Inc.
Vanguard Financial Center
Valley Forge, PA 19482

P024                                                   [THE VANGUARD GROUP LOGO]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[VANGUARD EXPLORER FUND LOGO]                     A Member of The Vanguard Group
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


PROSPECTUS -- FEBRUARY 23, 1996

--------------------------------------------------------------------------------

FUND INFORMATION: INSTITUTIONAL PARTICIPANT SERVICES -- 1-800-523-1188
--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVE AND
POLICIES Vanguard Explorer Fund, Inc. (the "Fund") is an open-end diversified investment company that seeks to provide long-term growth in capital. The Fund invests primarily in equity securities of small companies deemed to have favorable prospects for growth in market value. Dividend income is expected to be incidental to this objective. There is no assurance that the Fund will achieve its stated objective. Shares of the Fund are neither insured nor guaranteed by any agency of the U.S. Government, including the FDIC.
--------------------------------------------------------------------------------

IMPORTANT NOTE        This Prospectus is intended exclusively for participants
                      in employer-sponsored retirement or savings plans, such as tax-qualified pension and profit-sharing plans and 401(k)
                      thrift plans, as well as 403(b) custodial accounts for
                      non-profit educational and charitable organizations.
                      Another version of this Prospectus, containing information on how to open a personal investment account with the
                      Fund, is available for individual investors. To obtain a
                      copy of that version of the Prospectus, please call
                      1-800-662-7447.
--------------------------------------------------------------------------------

OPENING AN
ACCOUNT The Fund is an investment option under a retirement or savings program sponsored by your employer. The administrator of your retirement plan or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option. If you have any questions about the Fund please contact Participant Services at 1-800-523-1188. If you have any questions about your plan account, contact your plan administrator or the organization that provides recordkeeping services for your plan.
--------------------------------------------------------------------------------


ABOUT THIS
PROSPECTUS            This Prospectus is designed to set forth concisely the
                      information you should know about the Fund before you invest. It should be retained for future reference. A
                      "Statement of Additional Information" containing additional information about the Fund has been filed with the Securities and Exchange Commission. This Statement is dated February 23, 1996 and has been incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to the Fund or by calling
                      Participant Services.

--------------------------------------------------------------------------------

TABLE OF CONTENTS


Page                                       Page                                       Page
Fund Expenses ......................2      Investment Risks ...................5      Dividends, Capital Gains
Financial Highlights ...............2      Who Should Invest ..................6        and Taxes ....................... 11
Yield and Total Return .............3      Implementation of Policies .........6      The Funds Share Price ............. 12
        FUND INFORMATION                   Investment Limitations .............8      General Information ............... 12
Investment Objective ...............4      Management of the Fund .............8                  SERVICE GUIDE
Investment Policies ................4      Investment Advisers ................9      Participating in Your
                                           Performance Record ................11         Plan ........................... 14


--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND EXPENSES         The following table illustrates ALL expenses and fees that a shareholder of the Fund would incur. The expenses and fees set forth in the table are for the 1995 fiscal year.



                                                    SHAREHOLDER TRANSACTION EXPENSES
                           ----------------------------------------------------------------------------------
                           Sales Load Imposed on Purchases........................................       None
                           Sales Load Imposed on Reinvested Dividends.............................       None
                           Redemption Fees........................................................       None
                           Exchange Fees..........................................................       None
                                                     ANNUAL FUND OPERATING EXPENSES
                           ----------------------------------------------------------------------------------
                           Management & Administrative Expenses...................................       0.36%
                           Investment Advisory Fees...............................................       0.28
                           12b-1 Fees.............................................................       None
                           Other Expenses
                             Distribution Costs...........................................    0.02%
                             Miscellaneous Expenses.......................................    0.02
                                                                                             -----
                           Total Other Expenses...................................................      0.04%
                                                                                                        -----
                                    TOTAL OPERATING EXPENSES......................................      0.68%
                                                                                                        =====


                      The purpose of this table is to assist you in understanding the various costs and expenses that an investor would bear directly or indirectly as a shareholder in the Fund.

                      The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted in the table above, the Fund charges no redemption fees of any kind.


                        1 YEAR       3 YEARS       5 YEARS       10 YEARS
                        ------       -------       -------       --------
                          $7           $22           $38           $ 85


                      This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.
--------------------------------------------------------------------------------


FINANCIAL
HIGHLIGHTS            The following financial highlights for a share outstanding throughout each year, insofar as they relate to each of the five years in the period ended October 31, 1995, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the Fund's financial statements and notes thereto which, together with the remaining portions of the Fund's 1995 Annual
                      Report to Shareholders, are incorporated by reference in the Statement of Additional Information and this Prospectus, and which appear, along with the report of Price Waterhouse LLP, in the Fund's 1995 Annual Report to
                      Shareholders. For a more complete discussion of the Fund's performance, please see the Fund's 1995 Annual Report to Shareholders, which may be obtained without charge by writing to the Fund or by calling Participant Services at 1-800-523-1188.

                                                                    YEAR ENDED OCTOBER 31,
                                    --------------------------------------------------------------------------------------
                              1995      1994      1993      1992      1991      1990      1989      1988      1987      1986
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF YEAR........  $45.99    $49.37    $41.23    $36.75    $22.62    $30.76    $29.64    $25.06    $31.59    $32.56
                             ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
INVESTMENT OPERATIONS
  Net Investment Income....     .24       .16       .14       .15       .26       .31       .39       .27       .09       .02
  Net Realized and
    Unrealized Gain (Loss)
    on Investments.........    7.25      1.77      8.91      4.59     14.21     (7.07)     2.64      6.38     (3.33)      .63
                             ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    TOTAL FROM INVESTMENT
      OPERATIONS...........    7.49      1.93      9.05      4.74     14.47     (6.76)     3.03      6.65     (3.24)      .65
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net
    Investment Income......    (.17)     (.14)     (.13)     (.26)     (.34)     (.37)     (.32)     (.11)     (.02)     (.33)
  Distributions from
    Realized
    Capital Gains..........   (2.26)    (5.17)     (.78)       --        --     (1.01)    (1.59)    (1.96)    (3.27)    (1.29)
                             ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    TOTAL DISTRIBUTIONS....   (2.43)    (5.31)     (.91)     (.26)     (.34)    (1.38)    (1.91)    (2.07)    (3.29)    (1.62)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  YEAR.....................  $51.05    $45.99    $49.37    $41.23    $36.75    $22.62    $30.76    $29.64    $25.06    $31.59
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN...............   17.46%     4.49%    22.28%    12.95%    64.64%   (22.92)%   10.95%    28.73%   (11.42)%    1.98%
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year
  (Millions)...............  $1,476    $1,112      $802      $519      $381      $207      $270      $266      $210      $272
Ratio of Expenses to
  Average Net Assets.......     .68%      .70%      .73%      .69%      .56%      .67%      .58%      .65%      .62%      .76%
Ratio of Net Investment
  Income to Average Net
  Assets...................     .52%      .39%      .32%      .38%      .85%     1.11%     1.24%      .99%      .28%      .05%
Portfolio Turnover Rate....      66%       82%       51%       43%       49%       46%       16%       28%        9%       15%


--------------------------------------------------------------------------------

YIELD AND TOTAL
RETURN From time to time the Fund may advertise its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Fund refers to the average annual compounded rates of return over one-, five- and ten-year periods or over the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.


                      In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "30-day yield" of the Fund is calculated by dividing the net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on the Fund's securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that the net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the Fund to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to an investor's account or the yield reported in the Fund's reports to shareholders. Additionally, the Fund may compare its performance to that of the unmanaged Russell 2000 Stock Index.

--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVE
THE FUND SEEKS TO
PROVIDE LONG-TERM
CAPITAL GROWTH        The objective of the Fund is to provide long-term capital
                      growth by investing primarily in the equity securities of small companies. Dividend income is expected to be incidental to this objective. There is no assurance that the Fund will achieve its stated objective.


                      The investment objective of the Fund is fundamental and so cannot be changed without the approval of a majority of the Fund's shareholders.
--------------------------------------------------------------------------------

INVESTMENT
POLICIES
THE FUND INVESTS IN
SMALL COMPANY STOCKS  The Fund invests primarily in the equity securities of small companies which are deemed to offer favorable prospects for growth in market value. These securities are primarily common stocks but may also include securities convertible into common stocks. The Fund is managed without regard to tax ramifications.

                      Securities purchased by the Fund may be issued by small or unseasoned companies with speculative risk characteristics. Dividend income paid by such securities, if any, will ordinarily be negligible. These securities will generally be traded in established over-the-counter markets, rather than on a national securities exchange.


                      The median market capitalization of the companies included in the Fund -- that is, the median market value of the companies' outstanding shares -- is expected to range from $100 million to $500 million. By comparison, for companies included in the Russell 2000 Stock Index, a benchmark of the market for small company stocks, the median market capitalization is approximately $430 million. The median capitalization of companies in the Standard & Poor's 500 Composite Stock Price Index, a widely used measure of the broad stock market, is approximately $17.2 billion.


                      In addition to investing in the equity securities of small companies, the Fund may purchase stock futures contracts and options to a limited extent, and may invest in certain short-term fixed income securities. The Fund is also authorized to invest, to a limited extent, in foreign and restricted securities, although it does not presently intend to do so. See "Implementation of Policies" for a description of these and other investment practices of the Fund.


                      The Fund is responsible for voting the shares of all securities it holds.


                      These policies are not fundamental and therefore may be changed by the Fund's Board of Directors without shareholder approval. However, shareholders will be notified prior to any material change in the Fund's policies.
--------------------------------------------------------------------------------

INVESTMENT RISKS
INVESTORS ARE EXPOSED
TO THE MARKET RISK
OF STOCKS             As a mutual fund investing primarily in common stocks, the
                      Fund is subject to MARKET RISK -- i.e., the possibility that stock prices in general will decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.


                      To illustrate the volatility of stock prices, the following table sets forth the extremes for U.S. stock market returns as well as the average return for the period from 1926 to 1995, as measured by the Standard & Poor's 500 Composite Stock Price Index:



                          AVERAGE ANNUAL U.S. STOCK MARKET RETURNS (1926-1995)
                                       OVER VARIOUS TIME HORIZONS
                                    1 YEAR     5 YEARS     10 YEARS     20 YEARS
                                    ------     -------     --------     --------
                        Best        +53.9 %     +23.9%       +20.1%       +16.9%
                        Worst       -43.3       -12.5         -0.9         +3.1
                        Average     +12.5       +10.3        +10.7        +10.7



                      As shown, common stocks have provided annual total returns (capital appreciation plus dividend income) averaging +10.7% for all 10-year periods from 1926 to 1995. The return in individual years has varied from a low of -43.3% to a high of +53.9%, reflecting the short-term volatility of stock prices. Average return may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year.


SMALL COMPANY STOCKS
MAY EXHIBIT GREATER
VOLATILITY            Small company stocks, which are the Fund's primary
                      investments, have historically been more volatile in price than the stock market as a whole. Among the likely reasons for the greater price volatility of small company stocks are the less certain growth prospects of smaller firms, a low degree of liquidity in the markets for small company stocks, and the small to negligible dividends generally paid by small companies. Besides exhibiting greater volatility, small company stocks have at times fluctuated in value independently of the broad stock market.

                      Investors should therefore expect that small company stocks (and hence the Fund's investments) may be more volatile than the stocks of more established companies. In addition, investors should recognize that small company stocks may rise or fall in value independently of the broad stock market.


THE FUND IS SUBJECT
TO MANAGER RISK       The investment adviser manages the Fund according to the
                      traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgement. MANAGER RISK refers to the possibility that the Fund's investment advisers may fail to execute the Fund's investment strategy effectively. As a result, the Fund may fail to achieve its stated objective.

--------------------------------------------------------------------------------

WHO SHOULD
INVEST
INVESTORS SEEKING
LONG-TERM GROWTH      The Fund is intended for investors who have the
                      perspective, patience and financial ability to assume above-average interim investment risks in pursuit of long-term capital growth. Since a portion of the securities the Fund owns may be considered speculative in nature or unseasoned by traditional investment standards, substantially greater-than-average investment risk is involved. The Fund's share price is expected to be volatile. Because of the risks associated with common stock investments, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Investors who engage in excessive account activity generate additional costs which are borne by all of the Fund's shareholders. In order to minimize such costs, the Fund has adopted certain policies. The Fund reserves the right to reject any purchase request
                      (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Fund reserves the right to suspend the offering of its shares.

                      No assurance can be given that the Fund will attain its objective or that shareholders will be protected from the risk of loss that is inherent in equity investing. Investors may wish to reduce the potential risk of investing in the Fund by purchasing shares on a periodic basis (dollar-cost averaging) rather than making an investment in one lump sum.

                      The Fund is not intended as a complete investment program. Most investors should maintain diversified holdings of securities with different risk characteristics -- including common stocks, bonds and money market instruments. Investors may also wish to complement an investment in the Fund with other types of common stock investments.
--------------------------------------------------------------------------------

IMPLEMENTATION
OF POLICIES           In addition to investing in the equity securities of small companies, the Fund may use a number of other investment vehicles to achieve its objective.


THE FUND MAY INVEST IN
FOREIGN AND RESTRICTED
OR ILLIQUID STOCKS    The Fund is authorized to invest up to 20% of its assets
                      in foreign securities and may engage in currency transactions with respect to such investments. The Fund is also authorized to invest up to 15% of its assets in restricted or illiquid securities.


THE FUND MAY INVEST
IN SHORT-TERM FIXED
INCOME SECURITIES     Although it normally seeks to remain substantially
                      invested in equity securities, the Fund may invest for temporary purposes in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a temporarily defensive position against potential stock market declines. These securities include: obligations of the United States Government and its agencies or instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.

THE FUND MAY LEND
ITS SECURITIES        The Fund may lend its investment securities to qualified
                      institutional investors for either short-term or long-term purposes of realizing additional income. Loans of securities by the Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities.

THE FUND MAY BORROW
MONEY UNDER UNUSUAL
CIRCUMSTANCES         The Fund may borrow money, subject to the limits set forth below, for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities.

PORTFOLIO TURNOVER WILL
NOT EXCEED 100%       Although it generally seeks to invest for the long term,
                      the Fund retains the right to sell securities irrespective of how long they have been held. It is anticipated that the annual portfolio turnover rate of the Fund will not exceed 100%. A turnover rate of 100% would occur, for example, if all of the securities of the Fund were replaced within one year.


DERIVATIVE
INVESTING             Derivatives are instruments whose values are linked to or
                      derived from an underlying security or index. The most common and conventional types of derivative securities are futures and options.



THE FUND MAY INVEST
IN DERIVATIVE SECURITIES
                      The Fund may invest in futures contracts and options, but only to a limited extent. Specifically, the Fund may enter into futures contracts provided that not more than 5% of its assets are required as a futures contract deposit; in addition, the Fund may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of the Fund's assets.



                      Futures contracts and options may be used for several common fund management strategies: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a specific futures contract is priced more attractively than other futures contracts or the underlying security or index.



                      The Fund may use futures contracts for bona fide "hedging" purposes. In executing a hedge, a manager sells, for example, stock index futures to protect against a decline in the stock market. As such, if the market drops, the value of the futures position will rise, thereby offsetting the decline in value of the Fund's stock holdings.



FUTURES CONTRACTS AND
OPTIONS POSE CERTAIN
RISKS The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the stocks held by the Fund and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing in those contracts whose price fluctuations are expected to resemble those of the Portfolio's underlying securities. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

--------------------------------------------------------------------------------

INVESTMENT
LIMITATIONS           The Fund has adopted certain limitations on its investment practices. Specifically, the Fund will not:

THE FUND HAS ADOPTED
CERTAIN FUNDAMENTAL
LIMITATIONS           (a) with respect to 75% of the value of its total assets,
                          purchase the securities of any issuer (except obligations of the United States government and its instrumentalities) if as a result the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer;

                      (b) invest more than 25% of its assets in any one
                          industry; and

                      (c) borrow money except from a bank (or through reverse
                          repurchase agreements) for temporary or emergency (not leveraging) purposes, and then in an amount not exceeding 15% of the value of the Fund's net assets at the time the borrowing is made. Whenever borrowing exceeds 5% of the value of the Fund's net assets, the Fund will not make any additional investments.

                      These investment limitations are considered at the time investment securities are purchased. The limitations described here and in the Statement of Additional Information may be changed only with the approval of a majority of the Fund's shareholders.
--------------------------------------------------------------------------------


MANAGEMENT OF
THE FUND
VANGUARD ADMINISTERS
AND DISTRIBUTES THE
FUND The Fund is a member of The Vanguard Group of Investment Companies, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total assets in excess of $180 billion. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other funds in the Group obtain at cost virtually all of their corporate management, administrative, shareholder accounting and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1995, the average expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard funds amounted to approximately .31% compared to an average of 1.11% for the mutual fund industry (data provided by Lipper Analytical Services).


                      The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Directors. The Directors set broad policies for the Fund and choose its Officers. A list of Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                      Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment, each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

                      Vanguard also provides distribution and marketing services to the Vanguard funds. The funds are available on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, each fund bears its share of the Group's distribution costs.
--------------------------------------------------------------------------------


INVESTMENT
ADVISERS
THE FUND EMPLOYS TWO
INVESTMENT MANAGERS   The Fund currently employs two investment advisers:
                      Wellington Management Company ("WMC"), 75 State Street,
                      Boston, MA 02109; and Granahan Investment Management, Inc.
                      ("Granahan"), 275 Wyman Street, Waltham, MA 02154.



                      The proportion of the net assets of the Fund managed by each adviser is established by the Board of Directors and may be changed in the future as circumstances warrant. Presently, WMC is responsible for approximately 44% of the assets of the Fund, and Granahan for approximately 43% of the assets, and approximately 13%, the Fund's remaining net assets, is held in cash. Because the Fund employs two advisers it is possible that the advisers would purchase or sell the same security at the same time. Such a situation might result in increased brokerage costs or adverse tax consequences to the Fund. The Board of Directors monitors portfolio activity in order to minimize any possible adverse consequences.


                      The Fund has entered into investment advisory agreements with both WMC and Granahan which provide that both advisers manage the investment and reinvestment of the Fund's assets and continuously review, supervise and administer the Fund's investment program. The advisers discharge their responsibilities subject to the control of the Officers and Directors of the Fund.


                      WMC is a professional investment advisory firm which globally provides services to investment companies, other institutions and individuals. Among the clients of WMC are more than 10 investment companies of The Vanguard Group. As of December 31, 1995, WMC held investment management authority with respect to more than $108 billion of assets. WMC and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960.



                      Kenneth L. Abrams, Vice President of WMC, serves as portfolio manager of the assets of the Fund assigned to WMC. Mr. Abrams has been employed by WMC for 9 years and has served as portfolio manager for the Fund since February of 1994. In managing the assets of the Fund assigned to WMC, Mr. Abrams is supported by research and other investment services provided by the professional staff of WMC.


                      The Fund pays WMC a basic advisory fee calculated by applying varying percentage rates to the average net assets of the Fund managed by WMC. The basic fee schedule is as follows:

                                            NET ASSETS         RATE
                                       --------------------    -----
                                       First $100 million      0.35%
                                       Next $250 million       0.30%
                                       Over $350 million       0.25%

                      This basic advisory fee may be increased or decreased by applying an adjustment formula ("incentive/penalty fee") based on WMC's investment performance relative to the investment record of the Russell 2000 Stock Index (the "Russell 2000"), an index of small capitalization common stocks.



                      Granahan is a professional investment advisory firm founded in 1985. As of December 31, 1995, Granahan held discretionary management authority with respect to approximately $813 million in assets. John J. Granahan is portfolio manager of the assets of the Fund assigned to Granahan. Mr. Granahan served as portfolio manager of Explorer II from its inception in June 1985 through its merger with the Fund in February 1990. He also served as portfolio manager of Explorer Fund from January 1972 to September 1979 while employed at WMC.


                      The Fund pays Granahan a basic advisory fee calculated by applying varying percentage rates to the average net assets of the Fund managed by Granahan. The basic fee schedule is as follows:

                                            NET ASSETS
                                       --------------------    RATE
                                                               -----
                                       First $50 million       0.45%
                                       Next $50 million        0.40%
                                       Next $100 million       0.35%
                                       Over $200 million       0.25%

                      This basic advisory fee may be increased or decreased by applying an adjustment formula ("incentive/penalty fee") based on Granahan's investment performance relative to the Russell 2000, an index of small capitalization common stocks.


                      For the fiscal year ended October 31, 1995, the aggregate investment advisory fees paid by the Fund to WMC and Granahan represented an effective annual base rate of .27 of 1% of average net assets before an increase of $25,000 based on performance. The investment advisory fees paid by the Fund for this period to WMC represented an effective annual rate of .28 of 1% of the average net assets managed by WMC and the investment advisory fees paid to Granahan represented an effective annual rate of .30 of 1% of the average net assets managed by Granahan.


                      The investment advisory agreements with WMC and Granahan authorize the advisers to select brokers or dealers to execute purchases and sales of the Fund's portfolio securities, and direct the advisers to use their best efforts to obtain the best available price and most favorable execution with respect to all transactions. The full range and quality of brokerage services available are considered in making these determinations.

                      The Fund has authorized WMC and Granahan to pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution, provided the advisers believe this to be in the best interest of the Fund. Although the Fund does not market its shares through intermediary brokers or dealers, the Fund may place orders with qualified broker-dealers who recommend the Fund to clients if the Officers of the Fund believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

                      The Fund's Board of Directors may, without the approval of shareholders, provide for: (a) the employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser; (b) a change in the terms of an advisory agreement; and (c) the continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser. Any such change will only be made upon not less than 30 days prior written notice to shareholders of the Fund which shall include substantially the information concerning the adviser that would have normally been included in a proxy statement.

--------------------------------------------------------------------------------


PERFORMANCE
RECORD The table in this section provides investment results for the Fund over several periods. The results represent the Fund's "total return" investment performance, which assumes the reinvestment of all capital gains and income dividends for the indicated periods. Also included is comparative information on the unmanaged Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of stock market activity; the Russell 2000 Stock Index, an index of small company stocks; and the Consumer Price Index, a statistical measure of changes in the prices of goods and services. The table does not make any allowance for federal, state or local income taxes, which shareholders must pay on a current basis.


                      The results shown should not be considered a representation of the total return from an investment made in the Fund today. This information is provided to help investors better understand the Fund and may not provide a basis for comparison with other investments or mutual funds which use a different method to calculate performance.


                                                        ANNUAL AVERAGE PERCENTAGE CHANGE
                                                ------------------------------------------------
                                 FISCAL         EXPLORER     S&P 500     RUSSELL      CONSUMER
                             ENDED 10/31/95       FUND        INDEX       INDEX      PRICE INDEX
                             --------------     --------     -------     -------     -----------
                             3 Years              +14.5%      +14.7%      +16.0%         +2.7%
                             5 Years              +22.8       +17.2       +22.1          +2.8
                             10 Years             +10.7       +15.4       +11.8          +3.5
                             Lifetime*            + 9.0       +10.9         N/A          +5.6


                             *December 11, 1967, to October 31, 1995. Data for
                              the Consumer Price Index begins December 31, 1967.




--------------------------------------------------------------------------------

DIVIDENDS,
CAPITAL GAINS
AND TAXES
THE FUND DISTRIBUTES
DIVIDENDS AND CAPITAL
GAINS ANNUALLY        The Fund expects to pay dividends annually from ordinary
                      income. Capital gains distributions, if any, will be made annually. All dividend and capital gains distributions are automatically reinvested in additional shares of the Fund.
                      In order to satisfy certain distribution requirements of the IRS, the Fund may also declare special year-end distributions during December. The Fund intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent that its income is distributed to its shareholders.

                      If you utilize the Fund as an investment option in an employer-sponsored retirement or savings plan, dividend and capital gains distributions from the Fund will generally not be subject to current taxation, but will accumulate on a tax-deferred basis. In general, employer-sponsored retirement and savings plans are governed by a complex set of tax rules. If you participate in such a plan, consult your plan administrator, your plan's Summary Plan Description, or a professional tax adviser regarding the tax consequences of your participation in the plan and of any plan contributions or withdrawals.
--------------------------------------------------------------------------------




THE SHARE PRICE
OF THE FUND           The Fund's share price or "net asset value" per share is
                      determined by dividing the total assets of the Fund, less all liabilities, by the total number of shares outstanding. The net asset value is calculated at the close of regular trading (generally 4:00 p.m. Eastern time) each day the New York Stock Exchange is open for trading.



                      Portfolio securities that are listed on an exchange are valued at the latest quoted sales prices. Securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities not listed on an exchange are valued at the latest quoted bid price. Short-term instruments (those with remaining maturities of 60 days or less) are valued at cost, plus or minus any amortized discount or premium, which approximates market values. The Fund values foreign securities using the latest quoted share price or, if necessary, the security's broadest and most representative market value. All prices of listed securities are taken from the exchange where the security is primarily traded. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security but take into account institutional-size transactions in similar groups of securities as well as any developments related to specific securities. Other assets and securities for which market quotations are not readily available or which are restricted as to sale are valued by such methods as the Board of Directors deems in good faith to reflect fair value.



                      The Fund's price per share can be found daily in the mutual fund section of most major newspapers under the heading of Vanguard.

--------------------------------------------------------------------------------


GENERAL
INFORMATION           Vanguard Explorer Fund, Inc., formerly known as Explorer
                      Fund, Inc., is a Maryland corporation. On February 28,
                      1990, the Fund acquired the assets of Explorer II, Inc., an investment company that was a member of The Vanguard
                      Group and that had investment objectives and policies similar to those of the Fund. Also, on that date the Fund retained Granahan Investment Management Inc., the original investment adviser to Explorer II, Inc., as an additional investment adviser.


                      The authorized capital stock of the Fund consists of 100,000,000 shares at the par value of $.001 each. The Board of Directors has the power to designate one or more classes ("Portfolios") of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios. Currently the Fund is offering one class of shares.

                      Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director or Directors of the Fund if requested in writing by the holders of not less than 10% of the Fund.

                      The shares of the Fund are fully paid and nonassessable; have no preferences as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Such shares have noncumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose.


                      All securities and cash are held by State Street Bank and Trust Company, Boston, MA. CoreStates Bank, N.A., holds daily cash balances of the Fund which are used to invest in repurchase agreements or securities acquired in these transactions. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP, serves as independent accountants for the Fund and audits its financial statements annually. The Fund is not involved in any litigation.

--------------------------------------------------------------------------------

                                 SERVICE GUIDE

PARTICIPATING IN
YOUR PLAN             The Fund is available as an investment option in your
                      retirement or savings plan. The administrator of your plan or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

                      If you have any questions about the Fund, including the Fund's investment objective, policies, risk characteristics or historical performance, please contact Participant Services at 1-800-523-1188.

                      If you have questions about your account, contact your plan administrator or the organization which provides recordkeeping services for your plan.
--------------------------------------------------------------------------------

INVESTMENT OPTIONS
AND ALLOCATIONS       You may be permitted to elect different investment
                      options, alter the amounts contributed to your plan, or
                      change how contributions are allocated among your
                      investment options in accordance with your plan's specific provision. See your plan administrator or employee
                      benefits office for more details.
--------------------------------------------------------------------------------

TRANSACTIONS IN
FUND SHARES           Contributions, exchanges or distributions of a Fund's
                      shares are effective when received in "good order" by
                      Vanguard. "Good order" means that complete information on
                      the purchase, exchange or redemption and the appropriate
                      monies have been received by Vanguard.
--------------------------------------------------------------------------------

MAKING EXCHANGES      Your plan may allow you to exchange monies from one
                      investment option to another. However, the Fund reserves the right to refuse any exchange purchase request. Check with your plan administrator for details on the rules governing exchanges in your plan. Certain investment options, particularly company stock or guaranteed investment contracts (GICs), may be subject to unique restrictions.

                      Before making an exchange, you should consider the following:

                      - If you are making an exchange to another Vanguard Fund
                        option, please read the Fund's prospectus. Contact Participant Services at 1-800-523-1188 for a copy. For the hearing impaired, please call 1-800-523-8004 between the hours of 8:30 a.m. and 5:00 p.m. Eastern time.

                      - Exchanges are accepted by Vanguard only as permitted by
                        your plan. Your plan administrator can explain how frequently exchanges are allowed.
--------------------------------------------------------------------------------

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

[VANGUARD EXPLORER FUND LOGO]                 [VANGUARD EXPLORER FUND LOGO]
---------------------------
THE VANGUARD GROUP                        I  N  S  T  I  T  U  T  I  O  N  A  L
  OF INVESTMENT                               P  R  O  S  P  E  C  T  U  S
  COMPANIES
Vanguard Financial Center                           FEBRUARY 23, 1996
P.O. Box 2900
Valley Forge, PA 19482

INSTITUTIONAL PARTICIPANT
  SERVICES DEPARTMENT:
1-800-523-1188

TRANSFER AGENT:
The Vanguard Group, Inc.
Vanguard Financial Center
Valley Forge, PA 19482




I024                                                [THE VANGUARD GROUP LOGO]


--------------------------------------------------------------------------------

                                     PART B

                          VANGUARD EXPLORER FUND, INC.

                      STATEMENT OF ADDITIONAL INFORMATION


                               FEBRUARY 23, 1996



     This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus (dated February 23, 1996). To obtain the Prospectus please call the Investor Information Department:


                                 1-800-662-7447

                               TABLE OF CONTENTS


                                                                                            PAGE
                                                                                            ----
Investment Objective and Policies.........................................................     1
Purchase of Shares........................................................................     5
Redemption of Shares......................................................................     5
Dividends and Capital Gains Distributions.................................................     6
Yield and Total Return....................................................................     6
Investment Limitations....................................................................     6
Management of the Fund....................................................................     8
Investment Advisory Services..............................................................    11
Portfolio Transactions....................................................................    15
General Information About the Fund........................................................    15
Performance Measures......................................................................    16
Financial Statements......................................................................    18


                       INVESTMENT OBJECTIVE AND POLICIES

     The following policies supplement the Fund's investment objective and policies set forth in the Prospectus.


     REPURCHASE AGREEMENTS The Fund may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Fund's Board of Directors will monitor the Fund's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund. No more than an aggregate of 15% of the Fund's assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations. See "Restricted or Illiquid Securities" on page 5.


     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.


     LENDING OF SECURITIES The Fund may lend its portfolio securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms and the structure of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission thereunder, which currently require that (a) the borrower pledges and maintains with the Fund collateral consisting of cash, a letter of credit, or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower adds to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan is made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the Fund's total assets. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors.



     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's directors (trustees). In addition, voting rights pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.


     FUTURES CONTRACTS AND OPTIONS The Fund may enter into futures contracts, options, and options on futures contracts for several reasons: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the underlying securities. The Fund intends to use futures contracts only for bonafide hedging purposes.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bonafide hedging transactions. The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Fund expects that approximately 75% of its futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.


     Although techniques other than the sale and purchase of futures contracts could be used to control the Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.


     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Fund's total assets.

     RISK FACTORS IN FUTURES TRANSACTIONS Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability of the Fund to hedge its portfolio effectively. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due to both the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund also bears the risk that the Advisers will incorrectly predict future market trends. However, because the futures strategies of the Fund are engaged in only for hedging purposes, the Fund will not be subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

     FEDERAL TAX TREATMENT OF FUTURES CONTRACTS The Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on futures contracts held as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

     In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities and other income derived with respect to its business of investing in securities. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities held less than three months for the purpose of the 30% test.

     The Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the payments.


     FOREIGN INVESTMENTS As indicated in the Prospectus, the Fund may invest in foreign securities to a certain extent. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.



     Country Risk As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although the Fund will endeavor to achieve most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of the Portfolios foreign securities will be somewhat greater than the expenses for the custodian arrangement for handling U.S. securities of equal value.



     Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income the Fund receives from its foreign investments.



     Currency Risk Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Fund permit it to enter into forward foreign currency exchange contracts in order to hedge holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.



     RESTRICTED OR ILLIQUID SECURITIES The Fund is authorized to invest up to 15% of its net assets in restricted or illiquid securities. Illiquid Securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books. Restricted securities are those which are not registered under the Securities Act of 1933 and which are generally issued in small quantities to institutional or individual investors. Restricted securities can be sold only in a privately negotiated transaction or after the filing of a registration statement. The market for such securities is generally illiquid.


     If the Fund chooses to sell a restricted security by filing a registration statement, the filing may involve a considerable delay, during which time the market value of the security may decline. Because of the illiquid market for restricted securities, the announcement of the Fund's decision to sell a restricted security may also depress the security's price. In certain cases, the Fund may also be obligated to pay all or part of the security's registration expenses, which may be substantial.


     Securities that are unregistered that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act will not be considered illiquid for the purpose of this limitation, as long as it is determined by the Fund's advisor that an adequate trading market exists for the security.


                               PURCHASE OF SHARES

     The purchase price of shares of the Fund is the net asset value next determined after the order is received. The net asset value is calculated as of the close of the New York Stock Exchange on each day the Exchange is open for business. An order received prior to the close of the Exchange (generally 4:00 P.M. Eastern time) will be executed at the price computed on the date of receipt, and an order received after the close of the Exchange will be executed at the price computed on the next day the Exchange is open.


     The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and (iii) to reduce or waive the minimum investment for, or any other restrictions on, initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Fund's shares.


                              REDEMPTION OF SHARES

     The Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part in readily marketable investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "The Fund's Share Price" and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

     No charge is made by the Fund for redemptions. Any redemption may be more or less than the shareholder's cost depending on the market value of the Fund's portfolio securities.

                   DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Fund's policy is to distribute annually substantially all of its net investment income, if any, together with any net realized capital gains, after the close of the Fund's fiscal year. Dividend income is expected to be negligible, and the amount of any capital gains distributions cannot be predicted.

     Any dividend or distribution paid shortly after the purchase of shares by an investor may have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.

     Unless the shareholder elects otherwise, dividends and capital gains distributions are paid in additional shares which are credited to the shareholder's account. Any dividend and distribution election will remain in effect until the Fund's Transfer Agent is notified by the shareholder in writing to change the election at least three days prior to the record date. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

                             YIELD AND TOTAL RETURN


     The yield of the Fund for the thirty-day period ended October 31, 1995 was 0.48%.



     The average annual total returns for the Fund for the one-, five- and ten-year periods ending October 31, 1995, were +17.46%, +22.79% and +10.75%, respectively. Total return is computed by determining the average compounded rates of return over the one-, five- and ten-year periods set forth above that would equate an initial amount invested at the beginning of the periods to the ending redeemable value of the investment.


                             INVESTMENT LIMITATIONS

     The Fund is subject to the following restrictions which may not be changed without the approval of the lesser of (i) 67 percent or more of the voting securities present at a meeting if the holders of more than 50 percent of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50 percent of the outstanding voting securities of the Fund. The Fund will not:

      1) make investments in commodities or real estate, although it may purchase and sell securities of companies which deal in real estate or interests therein, and except that the Fund may invest in stock futures contracts and stock options (only for hedging purposes) to the extent that not more than 5% of its assets are required as deposit to secure obligations under futures contracts and not more than 20% of its assets are invested in futures contracts and options at any time;

      2) make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements) which are either publicly distributed or customarily purchased by institutional investors and
         (ii) as provided under "Lending of Securities" (page 2);

      3) engage in the business of underwriting securities issued by others except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities;

      4) purchase or otherwise acquire illiquid securities if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (included in this limitation is the Fund's investment in The Vanguard Group, Inc.);

      5) purchase securities on margin or make short sales except as specified in investment limitation No. 1 above;

      6) invest more than 25% of its assets in any one industry;

      7) invest for the purpose of exercising control over management of any company;

      8) invest its assets in the securities of other investment companies except as may be acquired as part of a merger, consolidation or acquisition of assets approved by the Fund's shareholders or otherwise to the extent permitted by Section 12 of the Investment Company Act of 1940. The Fund will invest only in investment companies which have investment objectives and investment policies consistent with those of the Fund;

      9) with respect to 75% of the value of its total assets, purchase the securities of any issuer (except obligations of the United States government and its instrumentalities) if as a result the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer;


     10) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value; and



     11) borrow money, except that the Fund may borrow from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 15% of the value of the Fund's net assets (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Fund's net assets, the Fund will not make any additional investments.


     Notwithstanding these limitations, the Fund may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of any company which will be wholly owned by the Fund and one or more other investment companies and is primarily engaged in the business of providing, at-cost, management, administrative or related services to the Fund and other investment companies. See "Management of the Fund."

     The above-mentioned limitations are considered at the time investment securities are purchased.

     Although not a fundamental policy subject to shareholder vote, as long as the Fund's shares are registered for sale in certain states, the Fund will not
(i) except as permitted above in investment limitation No. 1; (ii) invest in interests in oil, gas or other mineral exploration or development programs;
(iii) purchase securities of any company which has (with predecessors) a record of less than three years continuous operation if as a result more than 5% of the Fund's assets would be invested in securities of such companies; and (iv) purchase or retain securities of an issuer if an officer or director of such issuer is an officer or Director of the Fund or its investment adviser and one or more of such officers or Directors of the Fund or its investment adviser owns beneficially more than 1/2% of the shares or securities of such issuer and all such Directors and officers owning more than 1/2% of such shares or securities together own more than 5% of such shares or securities.

                             MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

     The Fund's Officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors, who are elected annually by shareholders, set broad policies for the Fund and choose its Officers. A list of the Directors and Officers of the Fund and a brief statement of their present positions and principal occupations during the past five years is set forth below.

     The mailing address of the Fund's Directors and officers is Post Office Box 876, Valley Forge, PA 19482.


JOHN C. BOGLE, Chairman and Director*


     Chairman and Director of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group; Director of The Mead Corporation, and General Accident Insurance.



JOHN J. BRENNAN, President, Chief Executive Officer and Director*


     President, Chief Executive Officer and Director of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.


ROBERT E. CAWTHORN, Director
     Chairman of Rhone-Poulenc Rorer, Inc.; Director of Sun Company, Inc.

BARBARA BARNES HAUPTFUHRER, Director
     Director of The Great Atlantic and Pacific Tea Company, ALCO Standard Corp., Raytheon Company, Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co. and Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY, Director
     President, The Brookings Institution; Director of American Express Bank, Ltd., The St. Paul Companies, Inc., and Scott Paper Company.

BURTON G. MALKIEL, Director
     Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corporation, Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Company.

ALFRED M. RANKIN, JR., Director

     Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of The BFGoodrich Company, and The Standard Products Company.


JOHN C. SAWHILL, Director
     President and Chief Executive Officer, The Nature Conservancy; formerly, Director and Senior Partner, McKinsey & Co.; President, New York University; Director of Pacific Gas and Electric Company and NACCO Industries.

JAMES O. WELCH, JR., Director

     Retired Chairman of Nabisco Brands, Inc. retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc.; and Director of Kmart Corporation.


J. LAWRENCE WILSON, Director

     Chairman and Chief Executive Officer of Rohm & Haas Company; Director of Cummins Engine Company; and Trustee of Vanderbilt University.


RAYMOND J. KLAPINSKY, Secretary*
     Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer*

     Treasurer of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.


KAREN E. WEST, Controller*
     Vice President of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.
---------------

*Officers of the Fund are "interested persons" as defined in the Investment
 Company Act of 1940.

VANGUARD GROUP

     Vanguard Explorer Fund is a member of The Vanguard Group of Investment Companies, which consists of more than 30 investment companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc.

("Vanguard"), the Fund and the other Funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to some of the Vanguard Funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's total expenses, which are allocated among the Funds under procedures approved by the Board of Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing and custodian fees.

     The Fund's Officers are also Officers and employees of Vanguard. No Officer or employee owns, or is permitted to own, any securities of any external adviser for the Funds.

     The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.


     The Vanguard Group was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The Fund's Service Agreement provides for the following arrangement: (a) each Vanguard Fund may invest up to .40% of its current net assets in Vanguard, and
(b) there is no limit on the amount that each Vanguard Fund may contribute to Vanguard's capitalization. The amounts which each of the Funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At October 31, 1995, Vanguard Explorer Fund had contributed capital of $188,000 to Vanguard, representing .9% of Vanguard's capitalization.



     MANAGEMENT Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the fiscal year ended October 31, 1995, the Fund's share of Vanguard's actual net costs of operation relating to management and administrative services (including transfer agency) totaled approximately $4,586,000.


     DISTRIBUTION Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., acts as Sales Agent for shares of the Funds, in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be required.

     The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.


     One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon their relative net assets. The remaining one half of these expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the fiscal year ended October 31, 1995, the Fund paid approximately $232,000 of the Group's distribution and marketing expenses, which represented an effective annual rate of .02 of 1% of the Fund's average net assets.

     INVESTMENT ADVISORY SERVICES Vanguard also provides investment advisory services to: Vanguard Money Market Reserves; Vanguard Municipal Bond Fund, several Portfolios of Vanguard Fixed Income Securities Fund; Vanguard Bond Index Fund; Vanguard California Tax-Free Fund; Vanguard New Jersey Tax-Free Fund; Vanguard Florida Insured Tax-Free Fund; Vanguard New York Insured Tax-Free Fund; Vanguard Pennsylvania Tax-Free Fund; Vanguard Ohio Tax-Free Fund; Vanguard Index Trust; Vanguard International Equity Index Fund; Vanguard Balanced Index Fund; Vanguard Institutional Index Fund; several Portfolios of Vanguard Variable Insurance Fund, Vanguard Admiral Funds, Vanguard Tax-Managed Fund, Aggressive Growth Portfolio of Vanguard Horizon Fund, a portion of Vanguard/Windsor II, a portion of Vanguard/Morgan Growth Fund as well as several indexed separate accounts. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services.


     REMUNERATION OF DIRECTORS AND OFFICERS The Fund pays each Director, who is not also an Officer, an annual fee plus travel and other expenses incurred in attending Board meetings. The Fund's Officers and employees are paid by Vanguard which, in turn, is reimbursed by the Fund, and each other Fund in the Group, for its proportionate share of Officers' and employees' salaries and retirement benefits.


     During the fiscal year ended October 31, 1995, the Fund paid approximately $6,000 in Directors' fees and expenses to its "non-interested" Directors. The Fund's proportionate share of remuneration paid by Vanguard (and reimbursed by the Fund) during the fiscal year to all officers of the Fund, as a group, was approximately $--.



     Under its retirement plan, Vanguard contributes annually an amount equal to 10% of each eligible Officer's annual compensation plus 7% of that part of the eligible Officer's compensation during the year, if any, that exceeds the Social Security Taxable Wage Base then in effect. Under Vanguard's thrift plan, all eligible Officers are permitted to make pre-tax basic contributions in a maximum amount equal to 4% of total compensation which are matched by Vanguard on a 100% basis. Directors who are not Officers are paid an annual fee based on the number of years of service on the board, up to 15 years of service, upon retirement. The fee is equal to $1,000 for each year of service and each investment company member of The Vanguard Group contributes a proportionate amount to this fee based on its relative net assets. This fee is paid, subsequent to a Director's retirement, for a period of ten years or until the death of a retired Director. The Fund's proportionate share of retirement benefits paid by Vanguard on behalf of all eligible officers of the Fund, as a group, during the fiscal year ended October 31, 1995 was approximately $--.



     The following table provides detailed information with respect to the amounts paid or accrued for the Directors for the fiscal year ended October 31, 1995.


                             VANGUARD EXPLORER FUND
                               COMPENSATION TABLE


                                AGGREGATE       PENSION OR RETIREMENT        ESTIMATED          TOTAL COMPENSATION
                               COMPENSATION      BENEFITS ACCRUED AS      ANNUAL BENEFITS     FROM ALL VANGUARD FUNDS
    NAMES OF DIRECTORS          FROM FUND       PART OF FUND EXPENSES     UPON RETIREMENT      PAID TO DIRECTORS(3)
---------------------------    ------------     ---------------------     ---------------     -----------------------
John C. Bogle(1),(2)                 --                    --                      --                      --
John J. Brennan(2)                   --                    --                      --                      --
Barbara Barnes Hauptfuhrer         $642                 $ 108                 $15,000                 $60,000
Robert E. Cawthorn                 $642                 $  90                 $13,000                 $60,000
Bruce K. MacLaury                  $696                 $ 106                 $12,000                 $55,000
Burton G. Malkiel                  $642                 $  72                 $15,000                 $60,000
Alfred M. Rankin, Jr.              $642                 $  57                 $15,000                 $60,000
John C. Sawhill                    $642                 $  67                 $15,000                 $60,000
James O. Welch, Jr.                $642                 $  83                 $15,000                 $60,000
J. Lawrence Wilson                 $642                 $  60                 $15,000                 $60,000



(1)For the period reported in this table, Mr. Bogle was the Fund's Chief Executive Officer, and therefore an "Interested Director."

(2) As "Interested Directors," Messrs. Bogle and Brennan receive no compensation for their service as directors. Compensation amounts reported for Messrs. Bogle and Brennan relate to their respective positions as Chief Executive Officer and President of the Fund.

(3)The amounts reported in this column reflect the total compensation paid to each Director for their service as Director or Trustee of 34 Vanguard Funds (27 in the case of Mr. MacLaury).

                          INVESTMENT ADVISORY SERVICES


     The Fund currently employs two investment advisers: Wellington Management Company ("WMC"), 75 State Street, Boston, MA 02109; and Granahan Investment Management, Inc. ("Granahan"), 275 Wyman Street, Waltham, MA 02154. Until February 28, 1990, when the Fund acquired the assets of Explorer II, WMC was sole investment adviser to the Fund (then known simply as Explorer Fund), and Granahan served as sole investment adviser to Explorer II, the acquired fund.


     The proportion of the net assets of the Fund managed by each adviser was established by the Board of Directors effective with the acquisition of Explorer II, and may be changed in the future by the Board of Directors as circumstances warrant. Investors will be advised of any substantive change in the proportions managed by each adviser. Because the Fund employs two advisers it is possible that the advisers would purchase or sell the same security at the same time. Such a situation might result in increased brokerage costs or adverse tax consequences to the Fund. The Board of Directors monitors portfolio activity in order to minimize any possible adverse consequences.

WELLINGTON MANAGEMENT COMPANY


     The Fund has entered into an advisory agreement with WMC under which WMC manages the investment and reinvestment of a portion of the Fund's assets (the "WMC Portfolio") and continuously reviews, supervises and administers the Fund's investment program with respect to those assets. As of October 31, 1995, WMC managed approximately 44% of the Fund's net assets. WMC discharges its responsibilities subject to the control of the officers and Directors of the Fund.



     WMC is a professional investment counseling firm which provides investment services to investment companies, other institutions and individuals. WMC is a Massachusetts general partnership of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan.


     The Fund pays WMC a Basic Fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the WMC Portfolio for the quarter:

                                         NET ASSETS          RATE
                                 --------------------        -----
                              First $100 million             0.35%
                              Next $250 million              0.30%
                              Over $350 million              0.25%


     The Basic Fee paid to WMC may be increased or decreased by applying an adjustment formula based on the investment performance of the net assets of the WMC Portfolio. Such formula provides for an increase or decrease in WMC's Basic Fee in an amount equal to .075% per annum (.01875 of 1% per quarter) of the average month-end net assets of the WMC Portfolio if the investment performance of the WMC Portfolio for the thirty-six months preceding the end of the quarter is twelve percentage points or more above or below, respectively, the investment record of the Russell 2000 Stock Index (the "Russell 2000") for the same period; or by an amount equal to .0375% per annum (.009375 of 1% per quarter) if the investment performance of the WMC Portfolio for such thirty-six months is six or more but less than twelve percentage points above or below, respectively, the investment record of the Russell 2000 for the same period. The incentive portion of the fee may be earned even if the performance of the WMC Portfolio for the period is negative provided that the Portfolio's performance exceeds the Russell 2000 by the required percentage.


     The investment performance of the WMC Portfolio for any period, expressed as a percentage of the "WMC Portfolio unit value" at the beginning of such period, is the sum of: (i) the change in the WMC Portfolio unit value during such period; (ii) the unit value of the Fund's cash distributions from the WMC Portfolio net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by the Fund for undistributed realized long-term capital gains realized from the WMC Portfolio.

     The "WMC Portfolio unit value" is determined by dividing the total net assets of the WMC Portfolio by a given number of units. On the initial date of the agreement, the number of units in the WMC Portfolio will equal the total shares outstanding of the Fund. After such initial date, as assets are added to or are withdrawn from the WMC Portfolio, the number of units of the WMC Portfolio is adjusted based on the unit value of the WMC Portfolio on the day such changes are executed.

     The investment record of the Russell 2000 for any period, expressed as a percentage of the Russell 2000 at the beginning of such period, is the sum of
(i) the change in the level of the Russell 2000 during such period and (ii) the value, computed consistently with the Russell 2000, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities comprise the Russell 2000. For this purpose cash distributions on the securities which comprise the Russell 2000 shall be treated as reinvested in the Russell 2000 at least as frequently as the end of each calendar quarter following the payment of the dividend.

     For the purposes of determining the fee adjustment for investment performance, the net assets of the WMC Portfolio are averaged over the same period as the investment performance of the WMC Portfolio and the investment record of the Russell 2000 are computed.

     Any computation of the investment performance of the WMC Portfolio and the investment record of the Russell 2000 shall be subject to and in accordance with any then applicable rules of the Securities and Exchange Commission.


     During the fiscal years ended October 31, 1993, 1994, and 1995, the Fund paid WMC approximately the following advisory fees:



                                                     1993         1994         1995
                                                  ----------   ----------   ----------
            Basic Fee...........................  $1,181,674   $1,362,455   $1,698,254
            Increase (Decrease) for Performance
              Adjustment........................     (79,280)     (61,905)     (44,661)
                                                  ----------   ----------   ----------
                 Total..........................  $1,102,394   $1,300,550   $1,653,593
                                                  ==========   ==========   ==========



     The agreement with WMC continues until February 27, 1996. The agreement is renewable thereafter, for successive one year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Directors, including the affirmative votes of a majority of the Directors who are not parties to the contract or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the agreement may be presented to the shareholders of the Fund; in such event continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund. The agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) either by vote of the Board of Directors of the Fund or by vote of its outstanding voting securities on sixty (60) days' written notice to WMC, or
(2) by WMC upon ninety (90) days' written notice to the Fund.


GRANAHAN INVESTMENT MANAGEMENT, INC.


     On February 28, 1990, effective with the acquisition of the assets of Explorer II, the Fund retained Granahan Investment Management, Inc. ("Granahan") as a second investment adviser. Under its advisory agreement with the Fund, Granahan manages the investment and reinvestment of a portion of the Fund's assets (the "Granahan Portfolio") and continuously reviews, supervises and administers the Fund's investment program with respect to those assets. As of October 31, 1995, Granahan managed approximately 43% of the Fund's net assets. Granahan discharges its responsibilities subject to the control of the officers and Directors of the Fund.

     The Fund pays Granahan a Basic Fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the Granahan Portfolio for the quarter:

                                         NET ASSETS          RATE
                                 --------------------        -----
                              First $50 million              0.45%
                              Next $50 million               0.40%
                              Next $100 million              0.35%
                              Over $200 million              0.25%


     The Basic Fee paid to Granahan may be increased or decreased by applying an adjustment formula based on the investment performance of the net assets of the Granahan Portfolio. Such formula provides for an increase or decrease in Granahan's Basic Fee in an amount equal to .075% per annum (.01875 of 1% per quarter) of the average month-end net assets of the Granahan Portfolio if the investment performance of the Granahan Portfolio for the thirty-six months preceding the end of the quarter is twelve percentage points or more above or below, respectively, the investment record of the Russell 2000 Stock Index (the "Russell 2000") for the same period; or by an amount equal to .0375% per annum (.009375 of 1% per quarter) if the investment performance of the Granahan Portfolio for such thirty-six months is six or more but less than twelve percentage points above or below, respectively, the investment record of the Russell 2000 for the same period. The incentive portion of the fee may be earned even if the performance of the Granahan Portfolio for the period is negative provided that the Portfolio's performance exceeds the Russell 2000 by the required percentage.


     The investment performance of the Granahan Portfolio for any period, expressed as a percentage of the "Granahan Portfolio unit value" at the beginning of such period, is the sum of: (i) the change in the Granahan Portfolio unit value during such period; (ii) the unit value of the Fund's cash distributions from the Granahan Portfolio net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by the Fund for undistributed realized long-term capital gains realized from the Granahan Portfolio.

     The "Granahan Portfolio unit value" is determined by dividing the total net assets of the Granahan Portfolio by a given number of units. On the initial date of the agreement, the number of units in the Granahan Portfolio equalled the total shares outstanding of the Fund. After such initial date, as assets are added to or are withdrawn from the Granahan Portfolio, the number of units of the Granahan Portfolio is adjusted based on the unit value of the Granahan Portfolio on the day such changes are executed.

     The investment record of the Russell 2000 for any period, expressed as a percentage of the Russell 2000 at the beginning of such period, is the sum of
(i) the change in the level of the Russell 2000 during such period and (ii) the value, computed consistently with the Russell 2000, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities comprise the Russell 2000. For this purpose cash distributions on the securities which comprise the Russell 2000 shall be treated as reinvested in the Russell 2000 at least as frequently as the end of each calendar quarter following the payment of the dividend.

     For the purposes of determining the fee adjustment for investment performance, the net assets of the Granahan Portfolio are averaged over the same period as the investment performance of the Granahan Portfolio and the investment record of the Russell 2000 are computed.

     Any computation of the investment performance of the Granahan Portfolio and the investment record of the Russell 2000 shall be subject to and in accordance with any then applicable rules of the Securities and Exchange Commission.

     During the fiscal years ended October 31, 1993, 1994 and 1995, the Fund paid Granahan approximately the following advisory fees:



                                                 1993           1994           1995
                                              ----------     ----------     ----------
            Basic Fee.......................  $  936,872     $1,397,812     $1,799,069
            Increase (Decrease) for
              Performance Adjustment........     116,432         40,525         69,595
                                              ----------     ----------     ----------
                 Total......................  $1,053,304     $1,438,337     $1,868,664
                                              ==========     ==========     ==========



     The agreement continues until February 27, 1996 and will be renewable thereafter for successive one year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Directors, including the affirmative votes of a majority of the Directors who are not parties to the contract or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the agreement may be presented to the shareholders of the Fund; in such event, such continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund. The agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) either by vote of the Board of Directors of the Fund or by vote of its outstanding voting securities on 60 days' written notice to Granahan, or (2) by Granahan upon 90 days' written notice to the fund.


     In April 1972, the Securities and Exchange Commission ("SEC") issued Release No. 7113 under the Investment Company Act of 1940 to call attention of directors and investment advisers to certain factors which must be considered in connection with investment company incentive fee arrangements. One of these factors is to "avoid basing significant fee adjustments upon random or insignificant differences" between the investment performance of a fund and that of the particular index with which it is being compared. The Release provides that "preliminary studies (of the SEC staff) indicate that as a 'rule of thumb' the performance difference should be at least 10 percentage points" annually before the maximum performance adjustment may be made. However, the Release also states that "because of the preliminary nature of these studies, the Commission is not recommending, at this time, that any particular performance difference exist before the maximum fee adjustment may be made." The Release concludes that the directors of a fund "should satisfy themselves that the maximum performance adjustment will be made only for performance differences that can reasonably be considered "significant." The Board of Directors of Vanguard Explorer Fund has fully considered the SEC Release and believes that the performance adjustments as included in the above mentioned agreements are appropriate, although not within the 10 percentage point per year range suggested in the Release. Under the proposed investment advisory agreement between Vanguard Explorer Fund and Granahan, and Vanguard Explorer Fund and WMC, the maximum performance adjustment is made at a difference of 12 percentage points from the performance of the index over a thirty-six month period, which would effectively be the equivalent of approximately 4 percentage points difference per year.

     The Fund's Board of Directors may, without the approval of shareholders, provide for:

          A. The employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser.

          B. A change in the terms of an advisory agreement.

          C. The continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser.


     Any such change will only be made upon not less than 30 days' prior written notice to shareholders, which shall include the information concerning the adviser that would have normally been included in a proxy statement.

                             PORTFOLIO TRANSACTIONS

     The investment advisory agreements authorize WMC and Granahan (with the approval of the Fund's Board of Directors) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and direct the advisers to use their best efforts to obtain the best available price and most favorable execution as to all transactions for the Fund. WMC and Granahan have undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

     In placing portfolio transactions, WMC and Granahan will use their best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Fund and/or WMC or Granahan. WMC and Granahan consider such information useful in the performance of its obligations under the agreement but are unable to determine the amount by which such services may reduce its expenses.


     The investment advisory agreements also incorporate the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's Board of Directors, WMC and Granahan may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of WMC and Granahan to the Fund and the other Funds in the Group.


     Currently, it is the Fund's policy that WMC and Granahan may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. The advisers will only pay such higher commissions if they believe this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to WMC, Granahan and/or the Fund.

     Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be through such firms. However, the Fund may place portfolio orders with qualified broker-dealers who recommend the Fund to other clients, or who act as agent in the purchase of the Fund's shares for their clients, and may, when a number of brokers and dealers can provide comparable best price and execution on a particular transaction, consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers.


     During the fiscal years ended October 31, 1993, 1994 and 1995 the Fund paid $452,558, $1,627,910 and $1,889,236 in brokerage commissions, respectively.


     Some securities considered for investment by the Fund may also be appropriate for other Funds and/or clients served by WMC or Granahan. If purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other Funds or clients served by the advisers are considered at or about the same time, transactions in such securities will be allocated among the several Funds and clients in a manner deemed equitable by WMC or Granahan.

                       GENERAL INFORMATION ABOUT THE FUND

DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Fund was established under Pennsylvania law under a Declaration of Trust dated April 17, 1984. The Fund was reorganized as a Maryland corporation on December 31, 1986. On February 28, 1990, the Fund acquired the assets of Explorer II, Inc., an investment company that was a member of The Vanguard Group and that had investment objectives and policies similar to those of the Fund. Also, on that date the Fund retained Granahan Investment Management Inc., investment adviser to Explorer II, as the Fund's second adviser and adopted its new name.

     The Fund's Amended and Restated Articles of Incorporation permit the Directors to issue 100,000,000 shares of common stock, with a $.001 par value. The Board of Directors has the power to designate one or more classes ("Portfolios") of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios. Currently, the Fund is offering one class of shares.

     The shares of the Fund are fully paid and nonassessable, and have no preferences as to conversion, exchange, dividends, retirement or other features. The shares have no pre-emptive rights. Such shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund.

                              PERFORMANCE MEASURES


     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of investment companies.


     The Fund may use one or more, either singularly or in a composite, of the following unmanaged indexes for comparative performance purposes:

STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX -- is a well-diversified list of 500 companies representing the U.S. Stock Market.

WILSHIRE 5000 EQUITY INDEX -- consists of more than 6,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard & Poor's 500 Index.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX -- currently includes 67 bonds and 33 preferreds. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.


SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.


LEHMAN LONG-TERM TREASURY BOND -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND -- consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.

LEHMAN CORPORATE (Baa) BOND INDEX -- all publicly offered fixed rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX -- is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.


BOND BUYER MUNICIPAL INDEX (20 YEAR) BOND -- is a yield index on current coupon high-grade general obligation municipal bonds.



STANDARD & POOR'S PREFERRED INDEX -- is a yield index based upon the average yield of four high-grade, noncallable preferred stock issues.


NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX -- 70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.


COMPOSITE INDEX -- 35% Standard & Poor's 500 Index and 65% Lehman Brothers Long-Term Corporate Bond Index.


COMPOSITE INDEX -- 65% Standard & Poor's 500 Index and 35% Salomon Brothers High-Grade Bond Index.


LEHMAN BROTHERS AGGREGATE BOND INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass through securities corporate rated BBB- or better. The index has a market value of over $4 trillion.



LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.3 trillion.



LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $600 billion.



LEHMAN BROTHERS MUTUAL FUND LONG (10+) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $900 billion.


LIPPER SMALL COMPANY GROWTH FUND AVERAGE -- the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)

RUSSELL 3000 INDEX -- consists of approximately the 3,000 largest stocks of U.S.-domiciled companies commonly traded on the New York and American Stock Exchanges or the NASDAQ over-the-counter market, accounting for over 90% of the market value of publicly traded Stocks in the U.S.


RUSSELL 2000 STOCK INDEX -- consists of the smallest 2,000 stocks within the Russell 3000; a widely used benchmark for small capitalization common stocks.



LIPPER BALANCED FUND AVERAGE -- an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.



LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.



LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER GENERAL EQUITY FUND AVERAGE -- an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.



LIPPER FIXED INCOME FUND AVERAGE -- an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.


                              FINANCIAL STATEMENTS


     The Fund's Financial Statements for the year ended October 31, 1995, including the financial highlights for each of the five fiscal years in the period ended October 31, 1995, appearing in the Vanguard Explorer Fund 1995 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Fund's 1995 Annual Report to Shareholders is enclosed with this Statement of Additional Information.

                                     PART C
                          VANGUARD EXPLORER FUND, INC.
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS
     (a) FINANCIAL STATEMENTS


     The Registrant's audited financial statements for the year ended October 31, 1995, including Price Waterhouse LLP's report thereon, are incorporated by reference, in the Statement of Additional Information, from the Registrant's 1995 Annual Report. The financial statements included in the Annual Report are the:



      1. Statement of Net Assets as of October 31, 1995.


      2. Statement of Operations for the year ended October 31, 1995.


      3. Statement of Changes in Net Assets for the years ended October 31, 1994 and October 31, 1995.


      4. Financial Highlights for each of the five years in the period ended October 31, 1995.

      5. Notes to Financial Statements.
      6. Report of Independent Accountants.

     (b) EXHIBITS

      1. Articles of Incorporation
      2. By-Laws of Registrant
      3. Not Applicable
      4. Not Applicable
      5. Not Applicable
      6. Not Applicable
      7. Reference is made to the section entitled "Management of the Fund" in the Registrant's Statement of Additional Information
      8. Form of Custody Agreement
      9. Form of Vanguard Service Agreement
     10. Opinion of Counsel
     11. Consent of Independent Accountants*
     12. Financial Statements -- reference is made to (a) above
     13. Not Applicable
     14. Not Applicable
     15. Not Applicable
     16. Schedule for Computation of Performance Quotations*
     27. Financial Data Schedule*
---------------
* Filed herewith

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Registrant is not controlled by or under common control with any person. The officers of the Registrant, the investment companies in The Vanguard Group of Investment Companies and The Vanguard Group, Inc. are identical. Reference is made to the caption "Management of the Fund" in the Prospectus constituting Part A and in the Statement of Additional Information constituting Part B of this Registration Statement.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES


                                                                 NUMBER OF RECORD HOLDERS
                               TITLE OF CLASS                      ON OCTOBER 31, 1995
            -----------------------------------------------------------------------------
            Shares of Common Stock
              ($.001 par value)
              of Vanguard Explorer Fund, Inc.                            125,139

ITEM 27. INDEMNIFICATION

     Reference is made to Article TENTH of Registrant's Articles of Incorporation which are attached hereto as Exhibit I.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Reference is made to the caption "Investment Adviser" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory Services" in Part B of this Registration Statement.


     Wellington Management Company is a Massachusetts general partnership of which the following persons are managing partners: Robert W. Doran, Duncan McFarland and John R. Ryan.


     Mr. John Granahan is the President and sole stockholder of Granahan Investment Management, Inc., 303 Wyman Street, Waltham, Massachusetts 02154, the Registrant's investment adviser. Neither Mr. Granahan nor Granahan Investment Management, Inc. has any other affiliation with the Registrant.

ITEM 29. PRINCIPAL UNDERWRITERS

     Registrant has no principal underwriter. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc. serves as Sales Agent for the offering of Registrant's shares in certain states. See the information concerning the purchase of shares and The Vanguard Group set forth in Parts A and B of this Registration Statement.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

     The books, accounts and other documents required by Section 31(a) under the Investment Company Act and the rules promulgated thereunder will be maintained in the physical possession of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc. c/o The Vanguard Financial Center, Valley Forge, Pennsylvania 19482; and the Registrant's Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

ITEM 31. MANAGEMENT SERVICES

     Other than as set forth under the description of The Vanguard Group in Parts A and B of this Registration Statement. Registrant is not a party of any management-related service contract.

ITEM 32. UNDERTAKINGS

     Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 ("1940 Act") or other applicable law. Registrant hereby undertakes to comply with the provisions of Section 16(c) of the 1940 Act in regard to shareholders' rights to call a meeting of shareholders for the purpose of voting on the removal of directors and to assist in shareholder communications in such matters to the extent required by law.

     Registrant hereby undertakes to provide an Annual Report to Shareholders or prospective investors, free of charge, upon request.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 16th day of February, 1996.


VANGUARD EXPLORER FUND, INC.

BY: (Raymond J. Klapinsky)

    John C. Bogle*, Chairman


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

BY: (Raymond J. Klapinsky)

    John C. Bogle*, Chairman of the Board and Director


    February 16, 1996


BY: (Raymond J. Klapinsky)

    John J. Brennan*, President, Chief Executive Officer, and Director


    February 16, 1996



BY: (Raymond J. Klapinsky)


    Robert E. Cawthorn*, Director


    February 16, 1996


BY: (Raymond J. Klapinsky)
    Barbara B. Hauptfuhrer*, Director

    February 16, 1996


BY: (Raymond J. Klapinsky)
    Burton G. Malkiel*, Director

    February 16, 1996


BY: (Raymond J. Klapinsky)
    Bruce K. MacLaury*, Director

    February 16, 1996



BY: (Raymond J. Klapinsky)


    Alfred M. Rankin, Jr.*, Director


    February 16, 1996


BY: (Raymond J. Klapinsky)
    John C. Sawhill*, Director

    February 16, 1996


BY: (Raymond J. Klapinsky)
    James O. Welch, Jr.*, Director

    February 16, 1996


BY: (Raymond J. Klapinsky)
    J. Lawrence Wilson*, Director

    February 16, 1996


BY: (Raymond J. Klapinsky)
    Richard F. Hyland*, Treasurer and Principal
    Financial and Accounting Officer

    February 16, 1996


*By Power of Attorney. See 1933 Act File No. 2-14336, January 23, 1990. Incorporated by Reference.

                               INDEX TO EXHIBITS

Consent of Independent Accountants...................................................  EX-99.B11
Schedule for Computation of Performance Quotations...................................  EX-99.B16
Financial Data Schedule..............................................................  EX-27